SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicole F. Trudeau, Esq.
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: May 31, 2018
Date of reporting period: May 31, 2018

1. Report to Shareowners

(graphic omitted)

Amana Mutual Funds Trust

Annual Report

May 31, 2018	Income Fund AMANX | AMINX
Growth Fund AMAGX | AMIGX
Developing World Fund AMDWX | AMIDX
Participation Fund AMAPX | AMIPX

Performance Summary

(unaudited)

As of May 31, 2018

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]
Amana Income Fund Investor Shares (AMANX)	7.82%	6.99%	9.04%	7.42%	10.81%	1.13%
Amana Income Fund Institutional Shares (AMINX)	8.05%	7.24%	n/a	n/a	n/a	0.89%
Amana Growth Fund Investor Shares (AMAGX)	16.76%	11.79%	13.20%	8.86%	12.01%	1.10%
Amana Growth Fund Institutional Shares (AMIGX)	17.03%	12.05%	n/a	n/a	n/a	0.86%
Amana Developing World Fund Investor Shares (AMDWX)	0.98%	-0.44%	-1.36%	n/a	n/a	1.35%
Amana Developing World Fund Institutional Shares (AMIDX)	1.17%	-0.22%	n/a	n/a	n/a	1.14%
Amana Participation Fund Investor Shares (AMAPX)	-0.94%	n/a	n/a	n/a	n/a	0.92%
Amana Participation Fund Institutional Shares (AMIPX)	-0.80%	n/a	n/a	n/a	n/a	0.68%

As of June 30, 2018

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]
Amana Income Fund Investor Shares (AMANX)	6.93%	7.77%	9.37%	8.06%	10.72%	1.13%
Amana Income Fund Institutional Shares (AMINX)	7.18%	8.03%	n/a	n/a	n/a	0.89%
Amana Growth Fund Investor Shares (AMAGX)	17.14%	12.84%	13.73%	9.58%	11.83%	1.10%
Amana Growth Fund Institutional Shares (AMIGX)	17.43%	13.12%	n/a	n/a	n/a	0.86%
Amana Developing World Fund Investor Shares (AMDWX)	-2.03%	-0.53%	-1.19%	n/a	n/a	1.35%
Amana Developing World Fund Institutional Shares (AMIDX)	-1.84%	-0.31%	n/a	n/a	n/a	1.14%
Amana Participation Fund Investor Shares (AMAPX)	-0.43%	n/a	n/a	n/a	n/a	0.92%
Amana Participation Fund Institutional Shares (AMIPX)	-0.09%	n/a	n/a	n/a	n/a	0.68%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may affect performance.

The Amana Developing World Fund began operations September 28, 2009.

Institutional Shares of the Amana Income, Growth, and Developing World Funds began operations September 25, 2013.

The Amana Participation Fund began operations September 28, 2015.

A note about risk: Please see the Notes to Financial Statements beginning on page 40 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus which is dated September 21, 2017, and incorporates results for the fiscal year ended May 31, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, this page shows performance as of the most recent calendar quarter-end in addition to performance through the Funds' most recent fiscal period.

Please consider an investment's objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 1-888-732-6262 or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

2	Annual Report	May 31, 2018

Fellow Shareowners:

Equity markets continued strongly for the 12 months ended May 31, 2018. Total return for the S&P 500 Index was 14.38%, and for the broader Dow Jones Islamic Market World Developed Index was 16.37%. Foreign markets performed as well, with the MSCI Emerging Markets Index up 14.03%. Islamic fixed-income markets were more subdued, with the FTSE Sukuk Index falling -0.11%.

The Amana Fund portfolios performed respectably compared to these domestic and foreign indices, which do not have operating expenses. Amana Growth Investor Shares gained 16.76%, Amana Income Investor Shares gained 7.82%, Amana Developing World Investor Shares rose 0.98%, and Amana Participation Investor Shares fell -0.94% for the 12 month period. As expected, lower expenses allowed the Institutional class shares of each Fund to post slightly better returns: Amana Growth 17.03%, Amana Income 8.05%, Amana Developing World 1.17%, and Amana Participation -0.80%. Over 34% of Amana's assets are now in Institutional shares.

The Amana Funds follow Islamic principles, which preclude most investments in banking and finance. We favor companies with low debt levels and strong balance sheets.

Mixed 2018 following strong 2017

Markets rose with abandon during the last half of 2017, but the euphoria melted away as caution brought volatility and doubt. Emerging markets, led by China, suffered as the dollar surged and trade wars loomed. Oil and coal stocks, which we avoid for environmental reasons, were the big winners following political failures in countries such as Venezuela, Brazil, and Iran. Central banks are cutting a decade of stimulus and low rates. In the US, lower taxes are stimulating vast investments, especially in technology, while the global supply chain is being rattled by trade revamps. The future, as always, is murky.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That's why the long-term performance recognition that Amana has received is so important to our shareowners.

As of June 30, Amana Income and Amana Growth maintained strong long-term rankings in their respective mutual fund categories. Amana Income Investor Shares ranked in the top 2% in Morningstar's "Large Blend" category, out of 497 similar funds surviving for at least 15 years. Amana Growth Investor Shares ranked in the top 9% in the "Large Growth" category, out of 555 similar funds surviving for 15 years. Please refer to "Morningstar Ratings" on pages 6 and 7 for more details.

New Lower Fees

Beginning January 1, 2018, the Amana equity funds are operating with expenses lower by three to 10 basis points. The trustees approved an advisory fee reduction at their meeting on December 11, 2017, lowering the fees of the Income, Growth, and Developing World Funds to 0.85% on the first $1 billion of a fund's average daily net assets, 0.75% on the next $1 billion, and 0.65% on assets over $2 billion. There is no change to the 0.50% advisory fee for the Participation Fund.

Amana Participation Fund Assets Grow 65%

Assets in each of the Amana funds grew for the year, with the total up 6% at $3.1 billion. The newest is the Participation Fund, whose objectives are capital preservation and current income, consistent with Islamic principles. Participation Fund assets as of May 31, 2018, were $63 million, up 65% from May 31, 2017.

The Participation Fund invests primarily in income-producing notes and certificates issued by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles – commonly known as sukuk. While the risks of investing in foreign fixed-income issues are material, we believe the Amana Participation Fund offers investors seeking exposure to Islamic fixed-income an excellent opportunity. The Fund may be especially appealing to investors seeking a balance to the other three Amana Funds, which invest only in equities.

Amana Income Fund – 32 Years of Solid Investing

On June 23, 1986, Amana Income Fund began operations, with both Dr. Yaqub Mirza and Mr. Nicholas Kaiser as founding members of the board of trustees.

Annual Report	May 31, 2018	3

From inception to May 31, 2018 – almost 32 years – the Fund's Investor Shares provided an average annual return of 8.63% (after expenses). Few investment vehicles have such a long-term record of success.

As Dr. Mirza and Mr. Kaiser plan for eventual retirement, and as careful stewards, they are working to ensure the established methods of Amana's successful investing are continued by capable hands in the next generation.

As a group, the five Amana trustees are solidly committed to investing in Amana mutual funds. Including their affiliated accounts, they currently have over $21 million invested in the four mutual funds of the Trust.

Morningstar Awards Amana Highest Sustainability Ratings

The Morningstar Sustainability Rating™ for funds premiered in March of 2016 (see details on next page), giving investors across the globe a way to compare mutual fund portfolios based on an independent measure of sustainability. The Morningstar ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research. All three Amana equity funds received Morningstar's highest "5 Globe" Sustainability Ratings at May 31, 2018.

Income Fund ranked in the second percentile of 1,156 funds in its category, and Growth Fund ranked in the first percentile of 1,269 funds in its category. Developing World Fund ranked in the sixth percentile of 674 funds in its category.

We believe the high ratings the Amana Funds received provide strong evidence of the linkage between Islamic and sustainable investing. Investors are cautioned, however, that more than 150 vendors offer "sustainable" investments data, and that no accepted global measurement yet exists.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President

(photo omitted)

M. Yaqub Mirza,
Independent Board Chairman

Amana Funds Portfolio Managers
(photo omitted)	Nicholas Kaiser MBA, CFA® Amana Income Fund, Amana Growth Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Amana Participation Fund Portfolio Manager

(photo omitted)	Scott Klimo CFA® Amana Developing World Fund Portfolio Manager Amana Income Fund, Amana Growth Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Amana Participation Fund Deputy Portfolio Manager

(photo omitted)	Monem Salam MBA Amana Income Fund, Amana Growth Fund Amana Developing World Fund Deputy Portfolio Manager

4	Annual Report	May 31, 2018

Morningstar Sustainability Ratings™

As of May 31, 2018 (unaudited)

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar partners with leading ESG research firm Sustainalytics to publish the Morningstar Sustainability Rating™ – here are the rated Amana Funds' fiscal year-end results:

Amana Income Fund		Amana Growth Fund
Investor Shares (AMANX)	Ø Ø Ø Ø Ø	Investor Shares (AMAGX)	Ø Ø Ø Ø Ø
Institutional Shares (AMINX)	Ø Ø Ø Ø Ø	Institutional Shares (AMIGX)	Ø Ø Ø Ø Ø
% Rank in Category: 2		% Rank in Category: 1
Among 1,156 Large Blend Funds		Among 1,269 Large Growth Funds

Amana Developing World Fund

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

Investor Shares (AMDWX)	Ø Ø Ø Ø Ø
Institutional Shares (AMIDX)	Ø Ø Ø Ø Ø
% Rank in Category: 6
Among 674 Diversified Emerging Markets Funds

The Morningstar Sustainability Rating is not based on fund performance and is not equivalent to the Morningstar Rating ("Star Rating").

© 2018 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings are as of May 31, 2018. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Amana Income Fund 95%
Amana Growth Fund 98%
Amana Developing World Fund 83%

The Funds' portfolios are actively managed and are subject to change, which may result in a different Morningstar Sustainability Score and Rating.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Amana Participation Fund has not yet received a Morningstar Sustainability Rating.

Annual Report	May 31, 2018	5

Morningstar Ratings (as of May 31, 2018)

(unaudited)
Morningstar™ Ratings[1]	1 Year	3 Year	5 Year	10 Year	15 Year	Overall
Amana Income Fund – "Large Blend" Category
Investor Shares (AMANX)	n/a	★ ★	★ ★	★ ★ ★	n/a	★ ★ ★
% Rank in Category	92	86	90	74	3	n/a
Institutional Shares (AMINX)	n/a	★ ★	☆ ☆	☆ ☆ ☆	n/a	★ ★
% Rank in Category	92	84	88	73	2	n/a
Number of Funds in Category	1,344	1,156	1,033	768	495	1,156
Amana Growth Fund – "Large Growth" Category
Investor Shares (AMAGX)	n/a	★ ★ ★	★ ★ ★	★ ★ ★	n/a	★ ★ ★
% Rank in Category	72	50	63	62	8	n/a
Institutional Shares (AMIGX)	n/a	★ ★ ★	☆ ☆ ☆	☆ ☆ ☆	n/a	★ ★ ★
% Rank in Category	70	47	58	60	7	n/a
Number of Funds in Category	1,461	1,269	1,151	836	559	1,269
Amana Developing World Fund – "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	n/a	★	★	n/a	n/a	★
% Rank in Category	97	97	98	n/a	n/a	n/a
Institutional Shares (AMIDX)	n/a	★	☆	n/a	n/a	★
% Rank in Category	96	97	98	n/a	n/a	n/a
Number of Funds in Category	819	674	486	n/a	n/a	674
Amana Participation Fund – "Emerging Markets Bond" Category
Investor Shares (AMAPX)	n/a	n/a	n/a	n/a	n/a	n/a
% Rank in Category	70	n/a	n/a	n/a	n/a	n/a
Institutional Shares (AMIPX)	n/a	n/a	n/a	n/a	n/a	n/a
% Rank in Category	67	n/a	n/a	n/a	n/a	n/a
Number of Funds in Category	293	n/a	n/a	n/a	n/a	n/a

¹ Source: Morningstar May 31, 2018 and June 30, 2018. Morningstar, Inc. is an independent fund performance monitor. The Morningstar Rating™ for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history.  Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes.  It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics.  The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Morningstar ratings represented as unshaded stars are based on extended performance. These extended performance ratings are based on the historical adjusted returns prior to the inception date of the institutional shares and reflect the historical performance of the investor shares, adjusted to reflect the fees and expenses of the institutional shares.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Performance data quoted in this report represents past performance, is after expenses paid by a fund, is before any taxes payable by shareowners, and is no guarantee of future results.

6	Annual Report	May 31, 2018

Morningstar Ratings (as of June 30, 2018)

(unaudited)
Morningstar™ Ratings[1]	1 Year	3 Year	5 Year	10 Year	15 Year	Overall
Amana Income Fund – "Large Blend" Category
Investor Shares (AMANX)	n/a	★ ★ ★	★ ★	★ ★	n/a	★ ★ ★
% Rank in Category	94	86	90	78	2	n/a
Institutional Shares (AMINX)	n/a	★ ★	☆ ☆	☆ ☆	n/a	★ ★ ★
% Rank in Category	93	84	88	76	2	n/a
Number of Funds in Category	1,353	1,166	1,042	776	497	1,166
Amana Growth Fund – "Large Growth" Category
Investor Shares (AMAGX)	n/a	★ ★ ★	★ ★ ★	★ ★ ★	n/a	★ ★ ★
% Rank in Category	70	45	64	67	9	n/a
Institutional Shares (AMIGX)	n/a	★ ★ ★	☆ ☆ ☆	☆ ☆ ☆	n/a	★ ★ ★
% Rank in Category	68	42	60	64	8	n/a
Number of Funds in Category	1,454	1,265	1,141	825	555	1,265
Amana Developing World Fund – "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	n/a	★	★	n/a	n/a	★
% Rank in Category	95	94	98	n/a	n/a	n/a
Institutional Shares (AMIDX)	n/a	★	☆	n/a	n/a	★
% Rank in Category	94	97	98	n/a	n/a	n/a
Number of Funds in Category	823	688	489	n/a	n/a	688
Amana Participation Fund – "Emerging Markets Bond" Category
Investor Shares (AMAPX)	n/a	n/a	n/a	n/a	n/a	n/a
% Rank in Category	20	n/a	n/a	n/a	n/a	n/a
Institutional Shares (AMIPX)	n/a	n/a	n/a	n/a	n/a	n/a
% Rank in Category	18	n/a	n/a	n/a	n/a	n/a
Number of Funds in Category	288	n/a	n/a	n/a	n/a	n/a

Annual Report	May 31, 2018	7

Amana Income Fund: Performance Summary

(unaudited)

Average Annual Returns (as of May 31, 2018)

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMANX)	7.82%	9.04%	7.42%	1.13%
Institutional Shares (AMINX)²	8.05%	n/a	n/a	0.89%
S&P 500 Index	14.38%	12.97%	9.13%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2018, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $20,452 versus $23,972 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The"Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 21, 2017, and incorporates results for the fiscal year ended May 31, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods.

² Institutional shares of the Amana Income Fund began operations September 25, 2013.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Microsoft	4.1%	Large Pharma	16.9%	█
Eli Lilly	4.0%	Semiconductor Devices	7.4%	█
Rockwell Automation	3.9%	Specialty Chemicals	6.8%	█
3M	3.8%	Basic & Diversified Chemicals	6.5%	█
Intel	3.7%	Household Products	5.8%	█
Microchip Technology	3.7%	Packaged Food	5.7%	█
Parker Hannifin	3.5%	Commercial & Residential Building Equipment & Systems	4.6%	█
Canadian National Railway	3.3%	Infrastructure Software	4.1%	█
Honeywell International	3.3%	Measurement Instruments	3.9%	█
Illinois Tool Works	3.2%	Containers & Packaging	3.8%	█
		Flow Control Equipment	3.5%	█
		Rail Freight	3.3%	█
		Industrial Machinery	3.2%	█
		Apparel, Footwear & Accessory Design	2.9%	█
		Non Wood Building Materials	2.7%	█
		Automotive Retailers	2.6%	█
		Other Industries < 2.5%	11.2%	█
		Other assets (net of liabilities)	5.1%	█

8	Annual Report	May 31, 2018

Amana Income Fund: Discussion of Fund Performance

(unaudited)

Fiscal Year 2018

For the fiscal year ended May 31, 2018, the Amana Income Fund Investor Shares returned 7.82% (versus 12.67% the year before). Reflecting its lower expense structure, Amana Income Fund Institutional Shares returned 8.05% for the year. Both underperformed the broad S&P 500 Index, up 14.38%.

Amana Income Investor Shares paid qualified income dividends totaling 57¢ per share, and the Institutional Shares paid 73¢ per share in qualified income dividends. Careful attention kept the expense ratio in check: 1.12% for Investor Shares and 0.88% for Institutional Shares. Shareowner redemptions exceeded new investments, and total Fund assets were flat during fiscal 2018.

For the 15 years ended May 31, 2018, the Amana Income Investor Shares provided an annualized total return of 10.81%. And for the almost 32 years since the Fund's inception on June 23, 1986, it has provided investors a compounded annual return of 8.63%.

Factors Affecting Past Performance

The 1960s and the 1990s were decades of nearly uninterrupted economic growth and the 2010s are now looking to stake their longevity claim. The last time the economy contracted for two consecutive quarters (the standard definition of a recession) was in the first two quarters of 2009, and current conditions appear buoyant. Despite an unemployment rate that dipped below 4% for the first time since 2000, inflation remains subdued, while corporate profitability and consumer confidence are robust. Conditions over the past several years have contributed to a go-go mentality and income-oriented stocks have been relatively lackluster performers. This has been exacerbated by rising interest rates that diminish the attractiveness of holding dividend paying stocks for some investors.

Amana Income Fund follows a value investing strategy that has served investors well over the years, buying only dividend- paying equities of financially strong companies. Avoiding leveraged and financial stocks again reduced risks during the year, as the market's focus changed to slower growth, overvaluations, and growing financial sector risks.

Despite being underweight the Technology sector, it was the largest contributor to fund returns during the year, followed by Industrials. The latter sector has been strong for several years but is currently coming under pressure due to trade uncertainty. Materials, Consumer Discretionary, and Health Care also provided positive returns. Consumer Staples was the one sector detracting from fund returns as rising interest dimmed the attraction of that sector's high dividend payers. Financials and Energy performed reasonably well during the year, so our absence from those sectors was a detriment to fund returns. We maintained low levels of cash reserves, generally in the neighborhood of 2%. Most of our positions are held at significant gains over their original cost, and we again managed portfolio turnover to minimize capital gain distributions that often are taxable to investors.

Our portfolio of well-established equities has more than 6% in each of the following industries: Large Pharma, Semiconductor Devices, Basic and Diversified Chemicals, and Specialty Chemicals.

We closed our positions in UPS and Emerson Electric.

Concerned about climate change, we have no investments in companies primarily engaged in fossil fuel extraction. As values-based investors, we are pleased that Morningstar rated Amana Income Fund in the top 2% for sustainability out of 1,156 funds in its "Large Blend" fund category for the period ended May 31, 2018.

Looking Forward

We hold no positions in the Telecommunication, Utility, or Financial industries, and no bonds or interest-paying securities – all issues likely to decline in price from rising interest rates.

At this point, the greatest risk to continued economic buoyancy appears to be trade friction, a development that could spin out of control or be contained rather easily with greater flexibility. Economic policies can and do change frequently.

Central bankers are reversing policy and understandably slowing the flow from their stimulus. An extraordinary era of low interest rates fueled upward moves in economies and markets. Central banks are now shifting toward raising rates and/or removing stimulus. We must be vigilant in the coming months for signs of a recession – we believe a riskier period looms ahead.

Amana Income Fund selects its portfolio from financially strong, Islamically acceptable, dividend-paying securities judged likely to appreciate. Our companies are well-regarded on environmental, social, and governance (ESG) measures. Many of our securities regularly increase their dividend payout rates and/or buy back shares in the market. We look for above-average earnings growth in our businesses to improve both the Fund's dividend and price growth long-term.

Annual Report	May 31, 2018	9

Amana Income Fund: Schedule of Investments

As of May 31, 2018
Common Stocks – 94.9%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Apparel, Footwear & Accessory Design
Nike, Class B	540,000	$8,533,064	$38,772,000	2.9%

Automotive Retailers
Genuine Parts	382,000	15,016,749	34,681,780	2.6%

Home Improvement
Stanley Black & Decker	100,000	6,793,209	13,924,000	1.0%

		30,343,022	87,377,780	6.5%

Consumer Staples

Beverages
PepsiCo	250,000	15,481,726	25,062,500	1.9%

Household Products
Colgate-Palmolive	524,000	18,364,706	33,059,160	2.5%
Kimberly-Clark	230,000	13,960,736	23,195,500	1.7%
Procter & Gamble	40,000	2,317,748	2,926,800	0.2%
Unilever ADR	325,000	8,850,327	17,966,000	1.4%
		43,493,517	77,147,460	5.8%

Packaged Food
General Mills	500,000	15,583,597	21,145,000	1.6%
JM Smucker	185,000	9,946,573	19,887,500	1.5%
McCormick & Co	350,000	19,137,926	35,350,000	2.6%
		44,668,096	76,382,500	5.7%

		103,643,339	178,592,460	13.4%

Health Care

Large Pharma
AbbVie	380,000	12,238,644	37,597,200	2.8%
Bristol-Myers Squibb	650,000	15,185,381	34,203,000	2.6%
Eli Lilly	620,000	22,314,728	52,724,800	4.0%
GlaxoSmithKline ADR	342,007	11,738,923	13,858,124	1.0%
Johnson & Johnson	230,000	16,782,694	27,512,600	2.1%
Novartis ADR	235,400	12,412,698	17,542,008	1.3%
Pfizer	1,150,000	20,853,910	41,319,500	3.1%
		111,526,978	224,757,232	16.9%

Life Science Equipment
Abbott Laboratories	350,000	8,392,885	21,535,500	1.6%

		119,919,863	246,292,732	18.5%

Continued on next page.

10	Annual Report	May 31, 2018	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments

As of May 31, 2018
Common Stocks – 94.9%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials

Aircraft & Parts
United Technologies	200,000	$10,901,612	$24,964,000	1.9%

Commercial & Residential Building Equipment & Systems
Honeywell International	300,000	12,559,606	44,373,000	3.3%
Johnson Controls International	500,000	15,219,297	16,780,000	1.3%
		27,778,903	61,153,000	4.6%

Flow Control Equipment
Parker Hannifin	275,000	12,527,667	46,997,500	3.5%

Industrial Distribution & Rental
W.W. Grainger	80,000	7,590,798	24,719,200	1.9%

Industrial Machinery
Illinois Tool Works	300,000	14,672,460	43,110,000	3.2%

Measurement Instruments
Rockwell Automation	300,000	13,657,124	52,623,000	3.9%

Rail Freight
Canadian National Railway	534,000	12,727,273	44,578,320	3.3%

		99,855,837	298,145,020	22.3%

Materials

Agricultural Chemicals
Nutrien	120,000	8,019,681	6,078,000	0.5%

Basic & Diversified Chemicals
Air Products & Chemicals	200,000	11,099,528	32,282,000	2.4%
Methanex	300,000	5,849,587	20,460,000	1.5%
Praxair	220,000	16,103,769	34,377,200	2.6%
		33,052,884	87,119,200	6.5%

Containers & Packaging
3M	260,000	19,087,243	51,279,800	3.8%

Non Wood Building Materials
Carlisle	330,000	9,208,050	35,438,700	2.7%

Specialty Chemicals
DowDuPont	641,000	22,025,909	41,094,510	3.1%
PPG Industries	400,000	13,211,578	40,368,000	3.0%
RPM International	180,000	3,642,493	8,910,000	0.7%
		38,879,980	90,372,510	6.8%

		108,247,838	270,288,210	20.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2018	11

Amana Income Fund: Schedule of Investments

As of May 31, 2018
Common Stocks – 94.9%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology

Infrastructure Software
Microsoft	550,000	$11,610,585	$54,362,000	4.1%

Semiconductor Devices
Intel	900,000	19,537,540	49,680,000	3.7%
Microchip Technology	504,000	13,974,829	49,079,520	3.7%
		33,512,369	98,759,520	7.4%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	850,048	8,455,615	32,896,857	2.4%

		53,578,569	186,018,377	13.9%

Total investments		$515,588,468	1,266,714,579	94.9%
Other assets (net of liabilities)			67,507,238	5.1%
Total net assets			$1,334,221,817	100.0%
ADR: American Depository Receipt

12	Annual Report	May 31, 2018	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statement of Assets and Liabilities
As of May 31, 2018

Assets
Investments in securities, at value (Cost $515,588,468)	$1,266,714,579
Cash	63,808,291
Dividends receivable	5,008,434
Receivable for security sales	1,109,737
Receivable for Fund shares sold	924,900
Prepaid expenses	19,318
Insurance reserve premium	2,529
Total assets	1,337,587,788
Liabilities
Payable for Fund shares redeemed	1,970,351
Accrued advisory fees	939,992
Distributions payable	271,386
Accrued distribution fee	98,052
Accrued other expenses	64,052
Accrued retirement plan custodial fees	13,982
Accrued Chief Compliance Officer expenses	5,305
Accrued transfer agent fees	2,851
Total liabilities	3,365,971
Net Assets	$1,334,221,817

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$538,309,163
Undistributed net investment income	76,167
Accumulated net realized gain	44,710,376
Unrealized net appreciation on investments	751,126,111
Net assets applicable to Fund shares outstanding	$1,334,221,817

Net asset value per Investor Share	AMANX
Net assets, at value	$882,570,677
Shares outstanding	18,045,780
Net asset value, offering and redemption price per share	$48.91

Net asset value per Institutional Share	AMINX
Net assets, at value	$451,651,140
Shares outstanding	9,269,946
Net asset value, offering and redemption price per share	$48.72

Statement of Operations
Year ended May 31, 2018

Investment income
Dividend income (Net of foreign taxes of $592,433)	$31,134,261
Miscellaneous income	1,935
Total investment income	31,136,196
Expenses
Investment adviser fees	11,597,627
Distribution fees – Investor Shares	2,377,788
Professional fees	87,685
Custodian fees	67,028
Chief Compliance Officer expenses	63,020
Printing and postage	62,057
Retirement plan custodial fees
Investor Shares	119
Institutional Shares	47,292
Filing and registration fees	43,796
Other expenses	32,488
Transfer agent fees
Investor Shares	14,991
Institutional Shares	15,452
Trustee fees	30,355
Total gross expenses	14,439,698
Less custodian fee credits	(67,028)
Net expenses	14,372,670
Net investment income	$16,763,526

Net realized gain from investments and foreign currency	$70,428,803
Net increase in unrealized appreciation on investments	16,775,751
Net gain on investments	$87,204,554

Net increase in net assets resulting from operations	$103,968,080

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2018	13

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2018	Year ended May 31, 2017
Increase (decrease) in net assets from operations
From operations
Net investment income	$16,763,526	$17,550,212
Net realized gain on investments	70,428,803	47,523,801
Net increase in unrealized appreciation	16,775,751	91,512,622
Net increase in net assets	103,968,080	156,586,635
Distributions to shareowners from
Net investment income
Investor Shares	(10,372,652)	(11,792,506)
Institutional Shares	(6,425,892)	(5,716,985)
Capital gains distribution
Investor Shares	(44,098,279)	(25,333,455)
Institutional Shares	(20,093,935)	(8,890,259)
Total distributions	(80,990,758)	(51,733,205)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	80,910,259	97,155,830
Institutional Shares	124,277,086	154,775,632
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	53,345,382	36,415,535
Institutional Shares	25,273,099	13,859,018
Cost of shares redeemed
Investor Shares	(227,913,720)	(303,321,730)
Institutional Shares	(74,245,172)	(57,412,792)
Total capital share transactions	(18,353,066)	(58,528,507)
Total increase (decrease) in net assets	4,624,256	46,324,923

Net assets
Beginning of year	1,329,597,561	1,283,272,638
End of year	1,334,221,817	1,329,597,561

Undistributed net investment income	$76,167	$106,117

Shares of the Fund sold and redeemed
Investor Shares (AMANX)
Number of shares sold	1,599,782	2,109,329
Number of shares issued in reinvestment of dividends and distributions	1,046,923	810,297
Number of shares redeemed	(4,524,257)	(6,613,192)
Net decrease in number of shares outstanding	(1,877,547)	(3,693,566)

Institutional Shares (AMINX)
Number of shares sold	2,465,304	3,390,066
Number of shares issued in reinvestment of dividends and distributions	498,370	308,618
Number of shares redeemed	(1,473,507)	(1,244,687)
Net increase in number of shares outstanding	1,490,167	2,453,997

14	Annual Report	May 31, 2018	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each period:	2018	2017	2016	2015	2014
Net asset value at beginning of period	$48.03	$44.35	$47.01	$45.34	$38.79
Income from investment operations
Net investment incomeA	0.58	0.59	0.62	0.58	0.72
Net gains (losses) on securities (both realized and unrealized)	3.28	4.90	(0.38)	2.10	6.56
Total from investment operations	3.86	5.49	0.24	2.68	7.28
Less distributions
Dividends (from net investment income)	(0.57)	(0.58)	(0.65)	(0.60)	(0.73)
Distributions (from capital gains)	(2.41)	(1.23)	(2.25)	(0.41)	-
Total distributions	(2.98)	(1.81)	(2.90)	(1.01)	(0.73)

Net asset value at end of period	$48.91	$48.03	$44.35	$47.01	$45.34

Total Return	7.82%	12.67%	0.81%	5.94%	18.82%

Ratios / supplemental data
Net assets ($000), end of period	$882,571	$956,977	$1,047,345	$1,357,567	$1,524,471
Ratio of expenses to average net assets
Before custodian fee credits	1.13%	1.13%	1.15%	1.13%	1.15%
After custodian fee credits	1.12%	1.12%	1.14%	1.12%	1.14%
Ratio of net investment income after custodian fee credits to average net assets	1.14%	1.29%	1.41%	1.26%	1.71%
Portfolio turnover rate	1%	1%	0%	0%	1%

Institutional Shares (AMINX)	Year ended May 31,				Period endedB
Selected data per share of outstanding capital stock throughout each period:	2018	2017	2016	2015	May 31, 2014
Net asset value at beginning of period	$47.90	$44.30	$46.97	$45.30	$40.66
Income from investment operations
Net investment incomeA	0.70	0.70	0.75	0.72	0.69
Net gains (losses) on securities (both realized and unrealized)	3.26	4.90	(0.40)	2.09	4.79
Total from investment operations	3.96	5.60	0.35	2.81	5.48
Less distributions
Dividends (from net investment income)	(0.73)	(0.77)	(0.77)	(0.73)	(0.84)
Distributions (from capital gains)	(2.41)	(1.23)	(2.25)	(0.41)	-
Total distributions	(3.14)	(2.00)	(3.02)	(1.14)	(0.84)

Net asset value at end of period	$48.72	$47.90	$44.30	$46.97	$45.30

Total ReturnC	8.05%	12.96%	1.06%	6.22%	13.53%

Ratios / supplemental data
Net assets ($000), end of period	$451,651	$372,621	$235,928	$150,831	$83,805
Ratio of expenses to average net assets
Before custodian fee creditsD	0.89%	0.89%	0.90%	0.88%	0.90%
After custodian fee creditsD	0.88%	0.89%	0.89%	0.87%	0.90%
Ratio of net investment income after custodian fee credits to average net assetsD	1.39%	1.52%	1.71%	1.54%	2.32%
Portfolio turnover rateC	1%	1%	0%	0%	1%

A Calculated using average shares outstanding
B Operations commenced on 09/25/2013
C Not annualized for periods of less than one year
D Annualized for periods of less than one year

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2018	15

Amana Growth Fund: Performance Summary

(unaudited)

Average Annual Returns (as of May 31, 2018)

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMAGX)	16.76%	13.20%	8.86%	1.10%
Institutional Shares (AMIGX)²	17.03%	n/a	n/a	0.86%
S&P 500 Index	14.38%	12.97%	9.13%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2008. The graph shows that an investment in Investor Shares of the Fund would have risen to $23,379 versus $23,972 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 21, 2017, and incorporates results for the fiscal year ended May 31, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Institutional shares of the Amana Growth Fund began operations September 25, 2013.

Fund Objective

The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Adobe Systems	6.6%	Application Software	14.0%	█
Apple	5.5%	Communications Equipment	9.3%	█
Intuit	5.3%	Household Products	9.1%	█
Estee Lauder, Class A	4.0%	Large Pharma	7.5%	█
Cisco Systems	3.8%	Semiconductor Manufacturing	6.3%	█
Amgen	3.7%	Rail Freight	5.2%	█
TJX Companies	3.7%	Semiconductor Devices	5.1%	█
ASML Holding NY	3.6%	Biotech	4.6%	█
Alphabet, Class A	3.6%	Measurement Instruments	4.6%	█
Harris	3.4%	Specialty Apparel Stores	3.7%	█
		Internet Media	3.6%	█
		Aircraft & Parts	3.4%	█
		Life Science Equipment	3.3%	█
		Medical Devices	3.1%	█
		Building Sub Contractors	3.1%	█
		Other Industries < 3.0%	11.6%	█
		Other Assets (net of liabilities)	2.5%	█

16	Annual Report	May 31, 2018

Amana Growth Fund: Discussion of Fund Performance

(unaudited)

Fiscal Year 2018

For the fiscal year ended May 31, 2018, Amana Growth Fund Investor Shares total return was 16.76% (versus 18.38% the year before). Reflecting its lower expense structure, Amana Growth Fund Institutional Shares returned 17.03% for the year. Both outperformed the broad S&P 500 Index, up 14.38%.

While income is not an investment objective, the Fund paid another qualified income dividend (17¢ per Investor share and 26¢ per Institutional share). Careful attention kept the expense ratio in check: 1.09% for Investor Shares and 0.86% for Institutional Shares. The Fund's total net assets increased 9% during the fiscal year, although redemptions exceeded purchases.

For the 15 years ended May 31, 2018, the Fund provided an annualized total return of 12.01%. And for the over 23 years since the Fund's inception on February 3, 1994, it has provided investors a compounded annual return of 10.75%. Our low turnover Islamic investment style and this year's capital growth has led to our portfolio's market value being 3.39 times its cost basis.

Factors Affecting Past Performance

The 1960's and the 1990's were decades of nearly uninterrupted economic growth and the 2010's are now looking to stake their longevity claim. The last time the economy contracted for two consecutive quarters (the standard definition of a recession) was in the first two quarters of 2009, and current conditions appear buoyant. Despite an unemployment rate that dipped below 4% for the first time since 2000, inflation remains subdued, while corporate profitability and consumer confidence are robust. Conditions over the past several years have contributed to a go-go mentality.

Amana Growth Fund follows a value investing strategy that has served investors well over the years. Avoiding leveraged and financial stocks again reduced risks during the year, as the market's focus changed to slower growth, overvaluations, and growing financial sector risks.

The portfolio benefited from positive returns across all sectors in which we participated, led by the Technology, Industrials, and Consumer Discretionary sectors. Comparatively, we suffered from low participation in the Financial and Energy sectors. We maintained a low level of cash reserves, usually less than 2%. Most of our positions are held at significant gains over their original cost, and we managed portfolio turnover to minimize capital gain distributions that often are taxable to investors.

Our portfolio of well-established equities has more than 6% in each of the following industries: Application Software, Communications Equipment, Large Pharmaceuticals, and Household Products.

We closed our positions in Trip Advisor and Novartis.

Concerned about climate change, we have no investments in companies primarily engaged in fossil fuel extraction. As values- based investors, we are pleased that Morningstar rated Amana Growth Fund in the top 1% for sustainability out of 1,269 funds in its "Large Growth" fund category for the period ended May 31, 2018.

Looking Forward

We hold no positions in the Telecommunication, Utility, or Financial industries, and no bonds or interest-paying securities – all issues likely to decline in price from rising interest rates.

At this point, the greatest risk to continued economic buoyancy appears to be trade friction, a development that could spin out of control or be contained rather easily with greater flexibility. Economic policies can and do change frequently.

Central bankers are reversing policy and understandably slowing the flow from their stimulus. An extraordinary era of low interest rates fueled upward moves in economies and markets. Central banks are now shifting toward raising rates and/or removing stimulus.

We must be vigilant in the coming months for signs of a recession – we believe a riskier period looms ahead. Amana Growth Fund selects its portfolio from financially strong, Islamically acceptable, growth securities judged likely to appreciate. We look for above-average earnings growth in the Fund's investments to improve the Fund's price long-term.

Annual Report	May 31, 2018	17

Amana Growth Fund: Schedule of Investments

As of May 31, 2018
Common Stocks – 97.5%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media
Alphabet, Class A¹	55,000	$14,419,301	$60,500,000	3.6%

		14,419,301	60,500,000	3.6%

Consumer Discretionary

Home & Office Product Wholesalers
Fastenal	600,000	13,668,571	31,938,000	1.9%

Home Products Stores
Lowe's	400,000	8,620,300	38,004,000	2.2%

Specialty Apparel Stores
TJX Companies	700,000	15,131,550	63,224,000	3.7%

		37,420,421	133,166,000	7.8%

Consumer Staples

Beverages
PepsiCo	235,000	14,445,016	23,558,750	1.4%

Household Products
Church & Dwight	1,200,000	21,472,365	56,340,000	3.3%
Clorox	250,000	13,936,595	30,207,500	1.8%
Estee Lauder, Class A	458,594	16,624,230	68,532,287	4.0%
		52,033,190	155,079,787	9.1%

		66,478,206	178,638,537	10.5%

Health Care

Biotech
Amgen	355,000	18,341,781	63,765,100	3.7%
Celgene¹	200,000	7,547,036	15,736,000	0.9%
		25,888,817	79,501,100	4.6%

Large Pharma
Eli Lilly	350,000	12,007,975	29,764,000	1.8%
Johnson & Johnson	420,000	25,247,246	50,240,400	2.9%
Novo Nordisk ADR	1,002,195	7,665,243	47,644,350	2.8%
		44,920,464	127,648,750	7.5%

Life Science Equipment
Agilent Technologies	900,000	16,302,137	55,728,000	3.3%

Medical Devices
Stryker	300,000	15,657,168	52,206,000	3.1%

Medical Equipment
Dentsply Sirona	215,000	6,611,725	9,419,150	0.5%

		109,380,311	324,503,000	19.0%

Continued on next page.

18	Annual Report	May 31, 2018	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Schedule of Investments

As of May 31, 2018
Common Stocks – 97.5%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials

Aircraft & Parts
Harris	390,000	$11,806,300	$58,683,300	3.4%

Building Sub Contractors
EMCOR Group	682,750	14,388,860	51,841,208	3.1%

Measurement Instruments
Keysight Technologies¹	500,000	8,390,911	29,370,000	1.7%
Trimble¹	1,500,000	15,966,794	49,590,000	2.9%
		24,357,705	78,960,000	4.6%

Metalworking Machinery
Lincoln Electric Holdings	360,000	8,253,710	32,256,000	1.9%

Rail Freight
Norfolk Southern	300,000	16,971,675	45,495,000	2.7%
Union Pacific	300,000	16,986,609	42,828,000	2.5%
		33,958,284	88,323,000	5.2%

		92,764,859	310,063,508	18.2%

Technology

Application Software
Adobe Systems¹	450,000	14,116,250	112,176,000	6.6%
Intuit	450,000	15,564,740	90,720,000	5.3%
SAP ADR	316,379	19,947,795	35,684,387	2.1%
		49,628,785	238,580,387	14.0%

Communications Equipment
Apple	504,000	1,526,905	94,182,480	5.5%
Cisco Systems	1,500,000	26,759,130	64,065,000	3.8%
		28,286,035	158,247,480	9.3%

Information Services
Gartner¹	180,000	6,186,410	23,893,200	1.4%

Infrastructure Software
Oracle	650,000	12,885,855	30,368,000	1.8%

IT Services
Convergys	351,033	3,139,140	8,298,420	0.5%

Semiconductor Devices
Qualcomm	800,000	30,482,851	46,496,000	2.7%
Xilinx	600,000	14,947,540	40,866,000	2.4%
		45,430,391	87,362,000	5.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2018	19

Amana Growth Fund: Schedule of Investments

As of May 31, 2018
Common Stocks – 97.5%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology (continued)

Semiconductor Manufacturing
ASML	308,000	$10,937,644	$60,568,200	3.6%
Taiwan Semiconductor ADR	1,222,471	12,765,781	47,309,628	2.7%
		23,703,425	107,877,828	6.3%

		169,260,041	654,627,315	38.4%

Total investments		$489,723,139	1,661,498,360	97.5%
Other assets (net of liabilities)			41,946,787	2.5%
Total net assets			$1,703,445,147	100.0%
¹ Non-income producing security ADR: American Depositary Receipt

20	Annual Report	May 31, 2018	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities
As of May 31, 2018

Assets
Investments in securities, at value (Cost $489,723,139)	$1,661,498,360
Cash	39,279,998
Dividends receivable	4,773,623
Receivable for Fund shares sold	1,032,476
Prepaid expenses	28,133
Total assets	1,706,612,590
Liabilities
Payable for Fund shares redeemed	1,751,244
Accrued advisory fees	1,160,832
Accrued distribution fee	124,644
Accrued other expenses	102,552
Accrued retirement plan custodial fees	16,831
Accrued Chief Compliance Officer expenses	7,718
Accrued transfer agent fees	3,622
Total liabilities	3,167,443
Net Assets	$1,703,445,147

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$483,006,890
Undistributed net investment income	4,194,241
Accumulated net realized gain	44,468,795
Unrealized net appreciation on investments	1,171,775,221
Net assets applicable to Fund shares outstanding	$1,703,445,147

Net asset value per Investor Share	AMAGX
Net assets, at value	$1,137,705,354
Shares outstanding	31,393,678
Net asset value, offering and redemption price per share	$36.24

Net asset value per Institutional Share	AMIGX
Net assets, at value	$565,739,793
Shares outstanding	15,556,078
Net asset value, offering and redemption price per share	$36.37

Statement of Operations
Year ended May 31, 2018

Investment income
Dividend income (net of foreign taxes of $956,748)	$25,403,511
Miscellaneous income	4,363
Total investment income	25,407,874
Expenses
Investment adviser fees	13,564,420
Distribution fees – Investor Shares	2,830,976
Custodian fees	80,913
Professional fees	75,500
Chief Compliance Officer expenses	67,049
Retirement plan custodial fees
Investor Shares	226
Institutional Shares	60,654
Printing and postage	54,980
Filing and registration fees	40,354
Transfer agent fees
Investor Shares	19,616
Institutional Shares	18,730
Other expenses	23,883
Trustee fees	23,222
Total gross expenses	16,860,523
Less custodian fee credits	(80,913)
Net expenses	16,779,610
Net investment income	$8,628,264

Net realized gain from investments	$70,590,913
Net increase in unrealized appreciation on investments	175,196,961
Net gain on investments	$245,787,874

Net increase in net assets resulting from operations	$254,416,138

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2018	21

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2018	Year ended May 31, 2017
Increase (decrease) in net assets from operations
From operations
Net investment income	$8,628,264	$9,500,953
Net realized gain on investment	70,590,913	251,091,048
Net increase (decrease) in unrealized appreciation	175,196,961	(2,649,338)
Net increase in net assets	254,416,138	257,942,663
Distributions to shareowners from
Net investment income
Investor Shares	(5,151,503)	(7,429,310)
Institutional Shares	(3,497,801)	(2,989,475)
Capital gains distribution
Investor Shares	(108,465,085)	(129,000,764)
Institutional Shares	(49,858,367)	(42,962,080)
Total distributions	(166,972,756)	(182,381,629)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	105,685,229	88,289,510
Institutional Shares	124,699,923	173,453,886
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	111,640,320	134,544,341
Institutional Shares	50,075,029	42,815,699
Cost of shares redeemed
Investor Shares	(254,372,394)	(447,219,752)
Institutional Shares	(77,913,676)	(255,666,168)
Total capital share transactions	59,814,431	(263,782,484)
Total increase (decrease) in net assets	147,257,813	(188,221,450)

Net assets
Beginning of year	1,556,187,334	1,744,408,784
End of year	1,703,445,147	1,556,187,334

Undistributed net investment income	$4,194,241	$4,215,281

Shares of the Fund sold and redeemed
Investor Shares (AMAGX)
Number of shares sold	2,920,675	2,669,831
Number of shares issued in reinvestment of dividends and distributions	3,193,373	4,475,860
Number of shares redeemed	(7,067,832)	(13,722,637)
Net decrease in number of shares outstanding	(953,784)	(6,576,946)

Institutional Shares (AMIGX)
Number of shares sold	3,459,330	5,190,872
Number of shares issued in reinvestment of dividends and distributions	1,428,674	1,421,504
Number of shares redeemed	(2,155,787)	(7,617,702)
Net increase (decrease) in number of shares outstanding	2,732,217	(1,005,326)

22	Annual Report	May 31, 2018	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each period:	2018	2017	2016	2015	2014
Net asset value at beginning of period	$34.42	$33.05	$35.14	$33.22	$29.03
Income from investment operations
Net investment incomeA	0.16	0.17	0.18	0.13	0.12
Net gains on securities (both realized and unrealized)	5.47	5.30	0.09	4.02	5.10
Total from investment operations	5.63	5.47	0.27	4.15	5.22
Less distributions
Dividends (from net investment income)	(0.17)	(0.22)	(0.17)	(0.13)	(0.19)
Distributions (from capital gains)	(3.64)	(3.88)	(2.19)	(2.10)	(0.84)
Total distributions	(3.81)	(4.10)	(2.36)	(2.23)	(1.03)

Net asset value at end of period	$36.24	$34.42	$33.05	$35.14	$33.22

Total Return	16.76%	18.38%	1.06%	12.66%	18.12%

Ratios / supplemental data
Net assets ($000), end of period	$1,137,705	$1,113,440	$1,286,511	$1,879,365	$1,890,187
Ratio of expenses to average net assets
Before custodian fee credits	1.09%	1.10%	1.09%	1.08%	1.10%
After custodian fee credits	1.09%	1.09%	1.09%	1.08%	1.09%
Ratio of net investment income after custodian fee credits to average net assets	0.45%	0.52%	0.54%	0.38%	0.39%
Portfolio turnover rate	0%	0%B	0%	0%	0%

Institutional Shares (AMIGX)	Year ended May 31				Period endedC
Selected data per share of outstanding capital stock throughout each period:	2018	2017	2016	2015	May 31, 2014
Net asset value at beginning of period	$34.53	$33.11	$35.17	$33.23	$30.45
Income from investment operations
Net investment incomeA	0.25	0.26	0.29	0.25	0.16
Net gains on securities (both realized and unrealized)	5.49	5.31	0.07	3.97	3.70
Total from investment operations	5.74	5.57	0.36	4.22	3.86
Less distributions
Dividends (from net investment income)	(0.26)	(0.27)	(0.23)	(0.18)	(0.24)
Distributions (from capital gains)	(3.64)	(3.88)	(2.19)	(2.10)	(0.84)
Total distributions	(3.90)	(4.15)	(2.42)	(2.28)	(1.08)

Net asset value at end of period	$36.37	$34.53	$33.11	$35.17	$33.23

Total ReturnD	17.03%	18.67%	1.31%	12.88%	12.82%

Ratios / supplemental data
Net assets ($000), end of period	$565,740	$442,747	$457,898	$172,281	$94,349
Ratio of expenses to average net assets
Before custodian fee creditsE	0.86%	0.86%	0.85%	0.83%	0.87%
After custodian fee creditsE	0.86%	0.85%	0.85%	0.83%	0.87%
Ratio of net investment income after custodian fee credits to average net assetsE	0.70%	0.78%	0.89%	0.65%	0.70%
Portfolio turnover rateD	0%	0%B	0%	0%	0%

A Calculated using average shares outstanding
B Amount is less than 0.5%
C Operations commenced on 09/25/2013
D Not annualized for periods of less than one year
E Annualized for periods of less than one year

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2018	23

Amana Developing World Fund: Performance Summary

(unaudited)

Average Annual Returns (as of May 31, 2018)

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMDWX)²	0.98%	-1.36%	n/a	1.35%
Institutional Shares (AMIDX)²	1.17%	n/a	n/a	1.14%
MSCI Emerging Markets Index	14.03%	4.52%	1.62%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on September 28, 2009, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares of the Fund would have fallen to $10,221 versus rising to $14,995 in the Index. Investor Shares are used in this chart because they have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 21, 2017, and incorporates results for the fiscal year ended May 31, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² The Amana Developing World Fund commenced operations September 28, 2009. Institutional shares of the Amana Developing World Fund began operations September 25, 2013.

Fund Objective

The objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Tencent Holdings ADR	5.9%	Apparel, Footwear & Accessory Design	6.0%	█
Clicks Group	5.0%	Application Software	5.9%	█
SM Prime Holdings	3.6%	Food & Drug Stores	5.0%	█
VF	3.1%	Communications Equipment	4.5%	█
Samsonite International	2.9%	Health Care Facilities	4.5%	█
Baidu ADR	2.7%	Telecom Carriers	4.3%	█
Techtronic Industries	2.7%	Household Products	4.2%	█
Hong Kong & China Gas	2.7%	Real Estate Owners & Developers	3.6%	█
Taiwan Semiconductor ADR	2.6%	Home Improvement	3.5%	█
Unilever ADR	2.6%	Airlines	3.2%	█
		Utility Networks	3.0%	█
		Internet Media	2.7%	█
		Packaged Food	2.7%	█
		Semiconductor Manufacturing	2.6%	█
		Specialty Pharma	2.6%	█
		Precious Metal Mining	2.5%	█
		Other Industries < 2.5%	23.3%	█
		Other Assets (net of liabilities)	15.9%	█

24	Annual Report	May 31, 2018

Amana Developing World Fund: Discussion of Fund Performance

(unaudited)

Fiscal Year 2018

For the fiscal year ended May 31, 2018, the Amana Developing World Fund Investor Shares returned 0.98% (versus 6.59% the year before). The Fund's annual return underperformed the MSCI Emerging Markets Index, which returned 14.03%, as well as the MSCI All Country World Index Ex-USA, which returned 9.67%. Reflecting their lower expense structure, the Amana Developing World Fund Institutional Shares returned 1.17% during the same period. While income is not an investment objective, the Fund paid a qualified income dividend (2¢ per share for Investor Shares and 3¢ per share for Institutional Shares) in December 2017. The net expense ratio of Amana Developing World Investor Shares was 1.32% versus 1.30% for the year before. During the year Fund assets grew 7.16%.

Factors Affecting Past Performance

From the start of the financial year through the end of January 2018, emerging markets were among the strongest performing equity groupings in the world. Information Technology, of both the hard and soft varieties, accounts for over a quarter of its benchmark and its performance led the market. Semiconductor and equipment companies in Taiwan and South Korea, such as Taiwan Semiconductor and Samsung Electronics performed very well during the latter half of 2017. Meanwhile, the Chinese internet giants such as Tencent, Baidu and Alibaba, were even stronger. These companies now feature market capitalizations within striking distance of the FAANGs (Facebook, Amazon, Apple, Netflix, Google). It was during this period that the Amana Developing World Fund lagged its benchmark, owing to a significant cash balance and the inability to invest in Taiwan and South Korea. The investment restrictions were removed as of the fourth quarter of the last calendar year.

Moving into 2018, conditions for emerging markets quickly changed. Undoubtedly, this had something to do with the more aggressive stance adopted by the US in its trade discussions. However, the general reduction in global liquidity has been more important. With Federal Reserve's economic stimulus in the rearview mirror and the European Central Bank making noises regarding an end to its own period of extraordinary monetary policy, interest rates have risen, with the US 10-year Treasury yield breaking above 3% for a time in May. As we recall from the second quarter of 2013 and the "taper tantrum" any removal, or even perceived removal, of liquidity from financial markets can be felt dramatically in emerging markets. As a result, the MSCI Emerging Markets Index has fallen -11.41% from its peak on January 26th, through the end of the fiscal year. Over this period, the Amana Developing World Fund has outperformed the index; outperformance that widened through June as the decline in emerging markets accelerated.

From a regional perspective and, Asia was the dominant source of benchmark returns in the prior fiscal year. Asia Pacific accounts for nearly 65% of the emerging markets benchmark, while China, Taiwan and South Korea make up over 80% of the Asian exposure. We have moved to increase our holdings in the latter two but remain underweight the region. While underweight, the performance of our holdings in China significantly outpaced the benchmark. These gains, however, were offset by losses in other countries, especially Indonesia.

We are roughly in line with the Africa & Middle East weight in the benchmark, due to holdings in South Africa. Clicks Group, a South African retail chain, performed especially well during the year. In Latin America, the best performing countries were Colombia, Peru and Chile, where we have difficulty finding stocks of sufficient size and liquidity. Absent Turkey, we currently do not have any holdings in Eastern Europe, as defined by MSCI.

From a sector perspective, the Fund is most heavily exposed to Information Technology, followed by Consumer Discretionary, Consumer Staples, and Healthcare. With the exception of IT, the Fund's other sector exposures were proportionally higher relative to the benchmark due to the significant weight of Financials in the index, where, apart from one small investment in an Islamic bank in Malaysia, we are absent.

Looking Forward

Conditions appear challenging across much of the emerging market landscape. In Latin America Venezuela remains an economic and political basket case, Brazil is plagued by corruption and, despite sensible attempts at reform, Argentina has had difficulty gaining economic traction. Mexican elections brought a new left-wing president. On the other side of the world, elections in Turkey have cemented President Erdogan's position in manner that might be described as a democratic dictatorship. Markets have delivered a very different verdict from that of Turkish voters, with the currency plunging and interest rates soaring. We have seen no improvement in conditions across the Middle East. Russia remains a one-commodity kleptocracy. Asia has long been the brightest star in the emerging markets firmament, but China's debt levels are excessive,its economic statistics mostly false, and its trade practices are bringing local disruptions. We are pleased that Malaysian elections ousted the corrupt Prime Minister Najib and are leading to better governance.

Annual Report	May 31, 2018	25

Amana Developing World Fund: Schedule of Investments

As of May 31, 2018
Common Stocks – 84.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Entertainment Content
Naspers ADR	15,600	$849,095	$756,132	South Africa	2.4%

Internet Media
Baidu ADR[2]	3,500	241,481	848,960	China[3]	2.7%

Telecom Carriers
Advanced Info Service	99,000	725,933	588,680	Thailand	1.9%
Telekomunikasi Indonesia ADR	30,000	540,800	741,300	Indonesia	2.4%
		1,266,733	1,329,980		4.3%

		2,357,309	2,935,072		9.4%

Consumer Discretionary

Airlines
Bangkok Airways Public Company NVDR	1,140,000	685,317	537,161	Thailand	1.8%
Copa Holdings, Class A	4,000	546,498	443,200	Panama	1.4%
		1,231,815	980,361		3.2%

Apparel, Footwear & Accessory Design
Samsonite International	259,800	773,757	887,031	Hong Kong[3]	2.9%
VF	12,000	310,438	973,920	United States	3.1%
		1,084,195	1,860,951		6.0%

Automobiles
Ford Otomotiv Sanayi	52,500	536,206	741,518	Turkey	2.4%

Home Improvement
Coway	3,000	295,839	242,872	South Korea	0.8%
Techtronic Industries	140,000	591,316	832,745	Hong Kong	2.7%
		887,155	1,075,617		3.5%

Jewelry & Watch Stores
Pandora	5,000	621,454	393,595	Denmark	1.2%

		4,360,825	5,052,042		16.3%

Consumer Staples

Food & Drug Stores
Clicks Group	98,000	596,646	1,564,717	South Africa	5.0%

Household Products
Colgate-Palmolive	8,000	348,010	504,720	United States	1.6%
Unilever ADR	14,700	592,155	812,616	United Kingdom	2.6%
		940,165	1,317,336		4.2%

Packaged Food
Indofood CBP Sukses Makmur	800,000	424,798	498,001	Indonesia	1.6%
M. Dias Branco	30,000	458,337	336,166	Brazil	1.1%
		883,135	834,167		2.7%

		2,419,946	3,716,220		11.9%

Continued on next page.

26	Annual Report	May 31, 2018	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments

As of May 31, 2018
Common Stocks – 84.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Islamic Banking
BIMB Holdings	531,000	$650,958	$522,120	Malaysia	1.7%

Real Estate Owners & Developers
SM Prime Holdings	1,610,000	619,395	1,132,997	Philippines	3.6%

		1,270,353	1,655,117		5.3%

Health Care

Generic Pharma
Aspen Pharmacare	28,000	448,859	552,548	South Africa	1.8%

Health Care Facilities
Bangkok Dusit Medical Services NVDR	380,000	238,695	316,824	Thailand	1.0%
IHH Healthcare	300,000	391,875	453,443	Malaysia	1.5%
KPJ Healthcare	2,535,992	592,100	628,160	Malaysia	2.0%
		1,222,670	1,398,427		4.5%

Specialty Pharma
Genomma Lab Internacional, Class B2	273,500	615,641	231,474	Mexico	0.7%
Kalbe Farma	5,900,000	554,771	580,796	Indonesia	1.9%
		1,170,412	812,270		2.6%

		2,841,941	2,763,245		8.9%

Industrials

Logistics Services
Kerry Logistics Network	400,000	583,456	587,116	China[3]	1.9%

Rail Freight
Kansas City Southern Industries	6,500	437,054	696,475	United States	2.2%

Transport Support Services
Grupo Aeroportuario Sureste ADR	1,350	297,912	215,690	Mexico	0.7%

		1,318,422	1,499,281		4.8%

Materials

Precious Metal Mining
Randgold Resources ADR	9,750	953,084	775,320	South Africa	2.5%

Specialty Chemicals
International Flavors & Fragrances	5,000	706,596	610,650	United States	2.0%

		1,659,680	1,385,970		4.5%

Technology

Application Software
Tencent Holdings ADR	36,000	693,470	1,838,430	China	5.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2018	27

Amana Developing World Fund: Schedule of Investments

As of May 31, 2018
Common Stocks – 84.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Technology (continued)

Communications Equipment
Samsung Electronics	16,500	$796,235	$774,801	South Korea	2.5%
Sercomm	266,000	725,431	611,937	Taiwan	2.0%
		1,521,666	1,386,738		4.5%

Computer Hardware & Storage
Advantech	90,000	639,269	607,556	Taiwan	2.0%

Electronics Components
Silergy	20,400	470,689	465,137	China[3]	1.5%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	21,000	843,194	812,700	Taiwan	2.6%

		4,168,288	5,110,561		16.5%

Utilities

Integrated Utilities
Aboitiz Power	815,000	711,370	610,044	Philippines	1.9%

Power Generation
Manila Electric	80,000	517,224	490,929	Philippines	1.6%

Utility Networks
Enersis Americas ADR	10,000	116,073	96,800	Chile	0.3%
Hong Kong & China Gas	383,570	661,270	827,149	China³	2.7%
		777,343	923,949		3.0%

		2,005,937	2,024,922		6.5%

Total Common Stock		$22,402,701	$26,142,430		84.1%

Warrants – 0.0%[4]	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials

Islamic Banking
BIMB Holdings Warrants[2]	80,000	$-	$4,221	Malaysia	0.0%[4]

Total Warrants			4,221		0.0%[4]

Total investments	$22,402,701		26,146,651		84.1%
Other assets (net of liabilities)			4,954,373		15.9%
Total net assets			$31,101,024		100.0%

[1] Country of domicile unless otherwise indicated
[2] Non-Income producing security
[3] Denotes a country or region of primary exposure
[4] Amount is less than 0.05%

ADR: American Depositary Receipt
NVDR: Thai Non-Voting Depository

28	Annual Report	May 31, 2018	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments

As of May 31, 2018

Countries	(unaudited)

Other assets (net of liabilities) 15.9%

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2018	29

Amana Developing World Fund

Statement of Assets and Liabilities
As of May 31, 2018

Assets
Investments in securities, at value (Cost $22,402,701)	$26,146,651
Cash	4,913,074
Dividend receivable	70,076
Receivable for Fund shares sold	5,328
Prepaid expenses	4,063
Total assets	31,139,192
Liabilities
Accrued advisory fees	22,873
Accrued retirement plan custodial fees	5,051
Accrued audit expenses	3,750
Accrued distribution fee	1,670
Accrued postage expenses	1,576
Accrued other expenses	1,255
Payable for Fund shares redeemed	1,035
Accrued transfer agent fees	848
Accrued Chief Compliance Officer expenses	110
Total liabilities	38,168
Net Assets	$31,101,024

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$32,706,422
Undistributed net investment income	50,686
Accumulated net realized loss	(5,400,284)
Unrealized net appreciation on investments	3,744,200
Net assets applicable to Fund shares outstanding	$31,101,024

Net asset value per Investor Share	AMDWX
Net assets, at value	$15,066,647
Shares outstanding	1,498,739
Net asset value, offering and redemption price per share	$10.05

Net asset value per Institutional Share	AMIDX
Net assets, at value	$16,034,377
Shares outstanding	1,590,623
Net asset value, offering and redemption price per share	$10.08

Statement of Operations
Year ended May 31, 2018

Investment income
Dividend income (net of foreign taxes of $61,933)	$492,945
Miscellaneous income	29
Total investment income	492,974
Expenses
Investment adviser fees	282,925
Distribution fees – Investor Shares	37,701
Filing and registration fees	27,774
Custodian fees	14,793
Retirement plan custodial fees
Investor Shares	32
Institutional Shares	12,205
Professional fees	10,672
Transfer agent fees
Investor Shares	2,755
Institutional Shares	3,106
Printing and postage	3,041
Chief Compliance Officer expenses	904
Trustee fees	707
Other expenses	693
Total gross expenses	397,308
Less custodian fee credits	(14,793)
Net expenses	382,515
Net investment income	$110,459

Net realized gain from investments and foreign currency	$129,737
Net decrease in unrealized appreciation on investments and foreign currency	(104,247)
Net gain on investments	$25,490

Net increase in net assets resulting from operations	$135,949

30	Annual Report	May 31, 2018	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statements of Changes in Net Assets	Year ended May 31, 2018	Year ended May 31, 2017
Increase in net assets from operations
From operations
Net investment income	$110,459	$129,828
Net realized gain on investment	129,737	246,023
Net increase (decrease) in unrealized appreciation	(104,247)	1,352,008
Net increase in net assets	135,949	1,727,859
Distributions to shareowners from
Net investment income
Investor Shares	(26,968)	(35,702)
Institutional Shares	(42,740)	(83,905)
Total distributions	(69,708)	(119,607)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	4,115,209	4,033,248
Institutional Shares	8,339,803	7,792,468
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	26,829	35,558
Institutional Shares	42,740	83,755
Cost of shares redeemed
Investor Shares	(3,968,970)	(7,754,136)
Institutional Shares	(6,544,079)	(1,897,285)
Total capital share transactions	2,011,532	2,293,608
Total increase in net assets	2,077,773	3,901,860

Net assets
Beginning of year	29,023,251	25,121,391
End of year	31,101,024	29,023,251

Undistributed net investment income	$50,686	$20,274

Shares of the Fund sold and redeemed
Investor Shares (AMDWX)
Number of shares sold	394,629	426,044
Number of shares issued in reinvestment of dividends and distributions	2,507	4,027
Number of shares redeemed	(384,211)	(840,000)
Net increase (decrease) in number of shares outstanding	12,925	(409,929)

Institutional Shares (AMIDX)
Number of shares sold	796,298	836,582
Number of shares issued in reinvestment of dividends and distributions	3,983	9,475
Number of shares redeemed	(630,852)	(203,654)
Net increase in number of shares outstanding	169,429	642,403

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2018	31

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each period:	2018	2017	2016	2015	2014
Net asset value at beginning of period	$9.97	$9.38	$10.29	$10.88	$10.94
Income from investment operations
Net investment incomeA	0.03	0.04	0.03	0.05	0.01
Net gains (losses) on securities (both realized and unrealized)	0.07	0.57	(0.89)	(0.62)	(0.03)
Total from investment operations	0.10	0.61	(0.86)	(0.57)	(0.02)
Less distributions
Dividends (from net investment income)	(0.02)	(0.02)	(0.05)	(0.02)	(0.04)
Total distributions	(0.02)	(0.02)	(0.05)	(0.02)	(0.04)

Net asset value at end of period	$10.05	$9.97	$9.38	$10.29	$10.88

Total return	0.98%	6.59%	(8.32)%	(5.24)%	(0.17)%

Ratios / supplemental data
Net assets ($000), end of period	$15,067	$14,820	$17,781	$21,051	$20,775
Ratio of expenses to average net assets
Before custodian fee credits	1.37%	1.35%	1.51%	1.54%	1.59%
After custodian fee credits	1.32%	1.30%	1.45%	1.48%	1.54%
Ratio of net investment income after custodian fee credits to average net assets	0.27%	0.41%	0.37%	0.50%	0.06%
Portfolio turnover rate	20%	10%	33%	14%	11%

Institutional Shares (AMIDX)	Year ended May 31,				Period endedB
Selected data per share of outstanding capital stock throughout each period:	2018	2017	2016	2015	May 31, 2014
Net asset value at beginning of period	$9.99	$9.43	$10.33	$10.91	$10.87
Income from investment operations
Net investment incomeA	0.05	0.06	0.06	0.09	0.05
Net gains (losses) on securities (both realized and unrealized)	0.07	0.57	(0.89)	(0.63)	0.03
Total from investment operations	0.12	0.63	(0.83)	(0.54)	0.08
Less distributions
Dividends (from net investment income)	(0.03)	(0.07)	(0.07)	(0.04)	(0.04)
Total distributions	(0.03)	(0.07)	(0.07)	(0.04)	(0.04)

Net asset value at end of period	$10.08	$9.99	$9.43	$10.33	$10.91

Total ReturnC	1.17%	6.74%	(8.00)%	(4.96)%	0.75%

Ratios / supplemental data
Net assets ($000), end of period	$16,034	$14,203	$7,340	$8,442	$7,406
Ratio of expenses to average net assets
Before custodian fee creditsD	1.19%	1.14%	1.20%	1.24%	1.40%
After custodian fee creditsD	1.14%	1.09%	1.14%	1.18%	1.35%
Ratio of net investment income after custodian fee credits to average net assetsD	0.44%	0.65%	0.67%	0.86%	0.64%
Portfolio turnover rateC	20%	10%	33%	14%	11%

A Calculated using average shares outstanding
B Operations commenced on 09/25/2013
C Not annualized for periods of less than one year
D Annualized for periods of less than one year

32	Annual Report	May 31, 2018	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Performance Summary

(unaudited)

Average Annual Returns (as of May 31, 2018)

	1 Year	5 Year	10 Year	Expense Ratio1
Investor Shares (AMAPX)²	-0.94%	n/a	n/a	0.92%
Institutional Shares (AMIPX)²	-0.80%	n/a	n/a	0.68%
FTSE Sukuk Index	-0.11%	2.92%	4.02%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Institutional Shares of the Fund on September 28, 2015, to an identical amount invested in the FTSE Sukuk Index, a measurement of global Islamic fixed income securities, also known as sukuk. The graph shows that an investment in Institutional Shares of the Fund would have risen to $10,339 versus $10,694 in the Index. Institutional Shares are used in this chart because they represent the larger share class in terms of assets. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results.The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

The FTSE Sukuk Index was formerly known as the Citi Sukuk Index. The London Stock Exchange Group acquired Citigroup Index LLC in August 2017.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 21, 2017, and incorporates results for the fiscal year ended May 31, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² The Amana Participation Fund commenced operations September 28, 2015.

Fund Objective

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Top 10 Holdings
% of Total Net Assets
Emirates Madina Group (4.564% due 06/18/2024)	4.7%
DP World Crescent (3.908% due 05/31/2023)	4.3%
Dubai Islamic Bank (2.921% due 06/03/2020)	4.3%
SIB Sukuk Co III (3.084% due 09/08/2021)	4.3%
Equate Sukuk Spc (3.944% due 02/21/2024)	4.2%
Kingdom of Saudi Arabia (3.628% due 04/20/2027)	4.2%
Jebel Ali Free Zone (7.00% due 06/19/2019)	4.1%
Majid Al Futtaim (4.50% due 11/03/2025)	4.0%
Dubai International Financial Centre (4.325% due 11/12/2024)	4.0%
Investment Corporation of Dubai (3.508% due 05/21/2020)	3.9%

Portfolio Diversification
% of Total Net Assets
Financials	37.7%	█
Government Bonds	25.6%	█
Industrials	8.4%	█
Consumer Discretionary	7.8%	█
Utilities	5.8%	█
Materials	4.2%	█
Communications	3.2%	█
Technology	2.0%	█
Energy	1.2%	█
Other Assets (net of liabilities)	4.1%	█

Annual Report	May 31, 2018	33

Amana Participation Fund: Discussion of Fund Performance

(unaudited)

Fiscal Year 2018

For the fiscal year ended May 31, 2018, Amana Participation Fund Investor Shares returned -0.94% and the Institutional Shares returned -0.80%, compared to -0.11% for the benchmark FTSE Sukuk Index. A number of factors contributed to the underperformance, including differences in the Fund's composition relative to the benchmark with respect to investment objective, duration, and regional and security allocation.

The Participation Fund's investment objective is capital preservation and current income consistent with Islamic principles, while the FTSE Sukuk Index measures the performance of global Islamic fixed income securities. The Fund targets a dollar-weighted average maturity from two to five years to mitigate duration risk and helps the Fund meet its primary objective of capital preservation. For example, at the beginning of May of 2018 the index retained a 28.19% exposure to sukuk with maturities of 7 years or longer while the Fund held a small allocation of 7.72%.

Additionally, the Participation Fund employs a more diversified approach than the index as a means of reducing concentration and potential volatility. For example, at the beginning of May of 2018, the index had an 18.49% exposure to issues originating from Saudi Arabia and an 18.07% allocation to Indonesian issues. The Fund's exposures to issuers originating from Saudi Arabia and Indonesia were 6.66% and 4.13%, respectively.

Since the beginning of 2018 until May 31, the Investor Shares returned -1.33% and the Institutional Shares returned -1.23%, compared to the benchmark's return of -1.41%. The slight out-performance this year can be attributed to differences in the Funds' structure relative to the benchmark. The portfolio holds 31 issues reporting a modified duration of 3.69 years. The Fund's 30-day yield was 3.17% for the Investor Shares and 3.40% for the Institutional Shares.

Factors Affecting Past Performance

Amana Participation Fund has grown more than elevenfold since its inception on September 28, 2015, with total assets now at $62.9 million. The Fund is the only US retail mutual fund dedicated to sukuk. These investments – with characteristics of both equities and debt – grouped in a diversified mutual fund, can provide significant income to investors seeking relative capital stability.

Increasing fund assets spreads operating costs over more shares, reducing the fund's operating expense ratio and increasing the net returns to investors. Participation Fund investors favor the lower-expense Institutional Shares (71% of Fund assets), which helped reduce their operating expense ratio to 0.60% from 0.67% for the prior year. The Investor Shares pay distribution platforms for services to investors via a 0.25% 12b-1 fee and the operating expense ratio decreased to 0.85% from 0.91% for the prior year.

We are pleased to see broader acceptance of sukuk in the capital markets, as Sharia compliant investments remain a small subset of the overall capital markets. Adoption by a broader range of investors helps improve liquidity, familiarity and acceptance among conventional investors. Successes help other issuers with the confidence to issue sukuk.

The year 2017 brought several important milestones. It was a record year for sukuk issuance -- a total of $95 billion, reflecting an 11.7% increase from 2016's total issuance of $85 billion. In April of 2017, Saudi Arabia issued the largest sovereign sukuk issue of $9 billion, equally divided among the 5 & 10 year sukuk tenors, which were met with high investor demand. Other countries are entering the market, such as Oman issuing $2 billion in June of 2017.

Still, challenges remain as many GCC members continue to face fiscal shortfalls. Recently, however, conditions have materially improved with the rise in the price of oil. Many sukuk issuing companies and countries are significant oil producers, and the higher prices help improve the overall quality of sukuk issues. Qatar, with close connections to Iran, still remains sequestered both economically and politically following the surprise blockade by Saudi Arabia, UAE, Bahrain, and Egypt.

Looking Forward

We anticipate most central banks will continue progressing on their paths toward monetary normalization, which means additional interest rate hikes. We expect economic growth in the US will remain strong, driven by tax cuts and a more favorable environment for business. We anticipate interest rates in the US to remain higher relative to interest rates observed in foreign markets. Emerging markets, and especially China, are being impacted by changes in the global terms of trade. We only buy dollar-denominated investments, which improves results when problems whack currencies from Turkey, South Africa, and a growing number of Latin countries.

Over the upcoming year we will continue to place our focus on owning US dollar-denominated investments offered by high-quality issuers that are better positioned to endure political challenges. We are especially pleased to note the suprise defeat of a corrupt government in Malaysia, a country that has championed sukuk to the world's markets.

34	Annual Report	May 31, 2018

Amana Participation Fund: Schedule of Investments

As of May 31, 2018
Corporate Sukuk – 70.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

Ooredoo Tamweel²	3.039% due 12/03/2018	$2,000,000	$1,998,708	Qatar	3.2%

			1,998,708		3.2%

Consumer Discretionary

Al Shindagha²	3.776% due 11/26/2019	2,400,000	2,396,666	United Arab Emirates	3.8%
Majid Al Futtaim²	4.50% due 11/03/2025	2,500,000	2,533,695	United Arab Emirates	4.0%

			4,930,361		7.8%

Energy

Petronas Global³	2.707% due 03/18/2020	750,000	742,788	Malaysia	1.2%

			742,788		1.2%

Financials

Dubai International Financial Centre²	4.325% due 11/12/2024	2,500,000	2,522,993	United Arab Emirates	4.0%
Dubai Islamic Bank²	2.921% due 06/03/2020	2,750,000	2,705,665	United Arab Emirates	4.3%
Emirates Islamic Bank²	3.542% due 05/31/2021	2,500,000	2,480,782	United Arab Emirates	3.9%
Emirates Madina Group²	4.564% due 06/18/2024	3,000,000	2,972,223	United Arab Emirates	4.7%
Exim Sukuk Malaysia²	2.874% due 02/19/2019	1,000,000	997,214	Malaysia	1.6%
Investment Corporation of Dubai²	3.508% due 05/21/2020	2,500,000	2,481,670	United Arab Emirates	3.9%
Noor²	2.788% due 04/28/2020	2,000,000	1,959,896	United Arab Emirates	3.1%
Qatar Islamic Bank²	2.754% due 10/27/2020	2,000,000	1,936,274	Qatar	3.1%
SIB Sukuk Co III²	3.084% due 09/08/2021	2,750,000	2,683,351	United Arab Emirates	4.3%
Sukuk Funding No3²	4.348% due 12/03/2018	1,000,000	1,003,378	United Arab Emirates	1.6%
TF Varlik Kiralama²	5.375% due 04/24/2019	2,000,000	2,008,036	Turkey	3.2%

			23,751,482		37.7%

Industrials

DP World Crescent²	3.908% due 05/31/2023	2,750,000	2,717,418	United Arab Emirates	4.3%
Jebel Ali Free Zone²	7.00% due 06/19/2019	2,500,000	2,586,500	United Arab Emirates	4.1%

			5,303,918		8.4%

Materials

Equate Sukuk Spc²	3.944% due 02/21/2024	2,750,000	2,676,209	United Arab Emirates	4.2%

			2,676,209		4.2%

Technology

Axiata²	4.357% due 03/24/2026	1,250,000	1,246,304	Malaysia	2.0%

			1,246,304		2.0%

Utilities

Saudi Electric Global³	4.00% due 04/08/2024	1,500,000	1,489,500	Saudi Arabia	2.4%
TNB Global Ventures Capital²	3.244% due 10/19/2026	2,290,000	2,122,242	Malaysia	3.4%

			3,611,742		5.8%

Total Corporate Sukuk			$44,261,512		70.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2018	35

Amana Participation Fund: Schedule of Investments

As of May 31, 2018
Government Sukuk – 25.6%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Sukuk

China Beige Book International²	6.273% due 11/22/2018	$1,750,000	$1,758,512	Bahrain	2.8%
Department of Finance Dubai²	3.875% due 01/30/2023	2,250,000	2,233,838	United Arab Emirates	3.6%
Kingdom of Saudi Arabia²	3.628% due 04/20/2027	2,750,000	2,635,908	Saudi Arabia	4.2%
Oman Sovereign²	4.397% due 06/01/2024	2,000,000	1,889,444	Oman	3.0%
Perusahaan Penerbit SBSN III³	6.125% due 03/15/2019	500,000	510,625	Indonesia	0.8%
Perusahaan Penerbit SBSN²	4.55% due 03/29/2026	1,750,000	1,752,363	Indonesia	2.8%
Perusahaan Penerbit SBSN³	4.55% due 03/29/2026	250,000	250,337	Indonesia	0.4%
RAK Capital²	3.094% due 03/31/2025	1,500,000	1,405,710	United Arab Emirates	2.2%
Sharjah²	3.764% due 09/17/2024	1,500,000	1,476,022	United Arab Emirates	2.3%
State of Quatar²	3.241% due 01/18/2023	2,250,000	2,193,485	Qatar	3.5%

Total Government Sukuk			16,106,244		25.6%

Total investments	(Cost $61,920,377)		$60,367,756		95.9%
Other assets (net of liabilities)			2,574,120		4.1%
Total net assets			$62,941,876		100.0%

¹ Country of activity

² Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2018, the aggregate value of these securities was $57,374,505 representing 91.1% of net assets.

³ Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2018, the net value of these securities was $2,993,251 representing 4.7% of net assets.

Sukuk Quality Diversification

% of Total Net Assets
Rated "AA-"	3.5%	█
Rated "A+"	8.1%	█
Rated "A"	5.3%	█
Rated "A-"	27.6%	█
Rated "BBB+"	8.5%	█
Rated "BBB"	21.4%	█
Rated "BBB-"	14.9%	█
Rated "B+"	2.8%	█
Not rated	3.8%	█
Other assets (net of liabilities)	4.1%	█

Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

36	Annual Report	May 31, 2018	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund

Statement of Assets and Liabilities
As of May 31, 2018

Assets
Investments in securities, at value (Cost $61,920,377)	$60,367,756
Cash	2,468,320
Dividends and Income	522,009
Receivable for Fund shares sold	18,050
Prepaid expenses	4,633
Total assets	63,380,768
Liabilities
Payable for security purchases	249,090
Payable for Fund shares redeemed	147,210
Accrued advisory fees	26,518
Distributions payable	7,744
Accrued other expenses	4,836
Accrued distribution fee	1,999
Accrued retirement plan custodial fees	1,256
Accrued Chief Compliance Officer expenses	239
Total liabilities	438,892
Net Assets	$62,941,876

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$64,499,337
Accumulated net realized loss	(4,840)
Unrealized net depreciation on investments	(1,552,621)
Net assets applicable to Fund shares outstanding	$62,941,876

Net asset value per Investor Share	AMAPX
Net assets, at value	$18,212,429
Shares outstanding	1,866,110
Net asset value, offering and redemption price per share	$9.76

Net asset value per Institutional Share	AMIPX
Net assets, at value	$44,729,447
Shares outstanding	4,567,243
Net asset value, offering and redemption price per share	$9.79

Statement of Operations
Year ended May 31, 2018

Investment income
Sukuk Income	$1,526,200
Miscellaneous income	116
Total investment income	1,526,316
Expenses
Investment adviser fees	250,321
Distribution fees – Investor Shares	35,917
Filing and registration fees	30,196
Professional Fees	13,466
Custodian fees	9,268
Retirement plan custodial fees
Investor Shares	31
Institutional Shares	3,129
Printing and postage	2,307
Chief Compliance Officer expenses	1,272
Other expenses	864
Trustee fees	769
Total gross expenses	347,540
Less custodian fee credits	(9,268)
Net expenses	338,272
Net investment income	$1,188,044

Net realized loss from investments	$(2,029)
Net decrease in unrealized appreciation on investments	(1,764,225)
Net loss on investments	$(1,766,254)

Net decrease in net assets resulting from operations	$(578,210)

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2018	37

Amana Participation Fund

Statements of Changes in Net Assets	Year ended May 31, 2018	Year ended May 31, 2017
Increase in net assets from operations
From operations
Net investment income	$1,188,044	$597,219
Net realized gain (loss) on investment	(2,029)	29,611
Net increase (decrease) in unrealized appreciation	(1,764,225)	129,001
Net increase (decrease) in net assets	(578,210)	755,831
Distributions to shareowners from
Net investment income
Investor Shares	(316,414)	(145,007)
Institutional Shares	(871,630)	(452,212)
Capital gains distribution
Investor Shares	-	(8,765)
Institutional Shares	-	(23,657)
Total distributions	(1,188,044)	(629,641)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	11,944,335	10,399,606
Institutional Shares	27,010,316	13,424,189
alue of shares issued in reinvestment of dividends and distributions
Investor Shares	314,337	152,347
Institutional Shares	791,141	441,080
Early redemption fees retained
Investor Shares	398	2,498
Institutional Shares	884	6,596
Cost of shares redeemed
Investor Shares	(5,585,736)	(1,598,201)
Institutional Shares	(7,981,340)	(483,621)
Total capital share transactions	26,494,335	22,344,494
Total increase in net assets	24,728,081	22,470,684

Net assets
Beginning of year	38,213,795	15,743,111
End of year	62,941,876	38,213,795

Undistributed net investment Income	$-	$-

Shares of the Fund sold and redeemed
Investor Shares (AMAPX)
Number of shares sold	1,202,404	1,036,045
Number of shares issued in reinvestment of dividends and distributions	31,650	15,160
Number of shares redeemed	(560,823)	(159,409)
Net increase in number of shares outstanding	673,231	891,796

Institutional Shares (AMIPX)
Number of shares sold	2,697,778	1,328,602
Number of shares issued in reinvestment of dividends and distributions	79,448	43,701
Number of shares redeemed	(800,994)	(48,039)
Net increase in number of shares outstanding	1,976,232	1,324,264

38	Annual Report	May 31, 2018	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Financial Highlights

Investor Shares (AMAPX)	Year ended May 31,		Period endedA
Selected data per share of outstanding capital stock throughout each period:	2018	2017	May 31, 2016
Net asset value at beginning of period	$10.07	$10.02	$10.00
Income from investment operations
Net investment incomeB	0.22	0.21	0.10
Net gain (losses) on securities (both realized and unrealized)	(0.31)	0.07	(0.01)
Total from investment operations	(0.09)	0.28	0.09
Less distributions
Dividends (from net investment income)	(0.22)	(0.22)	(0.07)
Distribution (from capital gains)	-	(0.01)	-
Total distributions	(0.22)	(0.23)	(0.07)
Paid-in capital from early redemption feesC	0.00	0.00	0.00

Net asset value at end of period	$9.76	$10.07	$10.02

Total ReturnD	(0.94)%	2.87%	0.91%

Ratios / supplemental data
Net assets ($000), end of period	$18,212	$12,014	$3,016
Ratio of expenses to average net assets
Before custodian fee creditsE	0.87%	0.92%	1.12%
After custodian fee creditsE	0.85%	0.91%	1.12%
Ratio of net investment income after custodian fee credits to average net assetsE	2.18%	2.14%	1.53%
Portfolio turnover rateD	7%	23%	0%

Institutional Shares (AMIPX)	Year ended May 31,		Period endedA
Selected data per share of outstanding capital stock throughout each period:	2018	2017	May 31, 2016
Net asset value at beginning of period	$10.11	$10.05	$10.00
Income from investment operations
Net investment incomeB	0.24	0.24	0.07
Net gains (losses) on securities (both realized and unrealized)	(0.32)	0.06	0.04
Total from investment operations	(0.08)	0.30	0.11
Less distributions
Dividends (from net investment income)	(0.24)	(0.23)	(0.06)
Distribution (from capital gains)	-	(0.01)	-
Total distributions	(0.24)	(0.24)	(0.06)
Paid-in capital from early redemption feesC	0.00	0.00	0.00

Net asset value at end of period	$9.79	$10.11	$10.05

Total ReturnD	(0.80)%	3.09%	1.10%

Ratios / supplemental data
Net assets ($000), end of period	$44,729	$26,200	$12,727
Ratio of expenses to average net assets
Before custodian fee creditsE	0.62%	0.68%	0.72%
After custodian fee creditsE	0.60%	0.67%	0.72%
Ratio of net investment income after custodian fee credits to average net assetsE	2.45%	2.38%	0.99%
Portfolio turnover rateD	7%	23%	0%

A Operations commenced on 9/28/2015
B Calculated using average shares outstanding
C Amount is less than $0.01
D Not annualized for periods of less than one year
E Annualized for period of less than on year

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2018	39

Notes To Financial Statements

Note 1 – Organization

Amana Mutual Funds Trust (the "Trust") was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust ("Prior Trust") organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the Income, Growth, and Developing World Funds are successors to the corresponding series of the Prior Trust. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Four portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of Income, Growth, and Developing World Funds were first offered September 25, 2013. The Participation Fund (both Investor and Institutional Shares) began operations September 28, 2015. The Participation Fund is a nondiversified fund.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

  Distribution fees;
  Retirement plan custodial fees; and
  Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:
Income, Growth, Developing World, and Participation Funds: The value of the shares of each of the Funds rises and falls as the value of the securities in which the Funds invest goes up and down. The Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance. Each of the Funds may invest in securities that are not traded in the United States. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. These risks include currency and market fluctuations, and political or social instability. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Growth Fund: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility.

Participation Fund: While the Participation Fund does not invest in conventional bonds, risks similar to those of conventional diversified fixed-income funds apply. These include: diversification and concentration risk, liquidity risk, interest rate risk, credit risk, and high-yield risk. The Participation Fund also includes risks specific to investments in Islamic fixed-income instruments. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risk. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that some Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Sukuk certificates in which the Participation Fund invests are valued based on evaluated prices supplied by an independent pricing service, which include valuations provided by market makers and other participants, provided that there is sufficient market activity on which the pricing service can base such valuations. Where market activity is insufficient for making such determinations, the independent pricing service uses proprietary valuation methodologies and may consider a variety of factors, such as yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, and other factors in order to calculate the security's fair value.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and

40	Annual Report	May 31, 2018

Notes To Financial Statements (continued)

income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund's share classes. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is both the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Share Valuation Inputs as of May 31, 2018
Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Income Fund
Common Stocks¹	$1,266,714,579	$-	$-	$1,266,714,579
Total Assets	$1,266,714,579	$-	$-	$1,266,714,579

Growth Fund
Common Stocks¹	$1,661,498,360	$-	$-	$1,661,498,360
Total Assets	$1,661,498,360	$-	$-	$1,661,498,360

Developing World Fund
Common Stocks
Communications	$2,346,392	$588,680	$-	$2,935,072
Consumer Discretionary	$1,417,120	$3,634,922	$-	$5,052,042
Consumer Staples	$1,317,336	$2,398,884	$-	$3,716,220
Financials	$-	$1,655,117	$-	$1,655,117
Health Care	$-	$2,763,245	$-	$2,763,245
Industrials	$912,165	$587,116	$-	$1,499,281
Materials	$1,385,970	$-	$-	$1,385,970
Technology	$2,651,130	$2,459,431	$-	$5,110,561
Utilities	$96,800	$1,928,122	$-	$2,024,922
Total Common Stocks	$10,126,913	$16,015,517	$-	$26,142,430

Warrants¹	$4,221	$-	$-	$4,221

Total Assets	$10,131,134	$16,015,517	$-	$26,146,651

Participation Fund
Corporate Sukuk¹	$-	$44,261,512	$-	$44,261,512
Government Sukuk¹	$-	$16,106,244	$-	$16,106,244
Total Assets	$-	$60,367,756	$-	$60,367,756
During the year ended May 31, 2018, no Fund had transfers between Level 1, Level 2, and Level 3. ¹ See the Schedule of Investments for additional details.

Annual Report	May 31, 2018	41

Notes To Financial Statements (continued)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 41 is a summary of the inputs used as of May 31, 2018, in valuing the Funds' investments carried at fair value.

Derivative instruments and hedging activities:
The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During a previous fiscal period, the Funds held positions in rights offerings as a result of actions taken by the board of directors of the underlying companies. Rights offerings are issued to existing shareowners of companies and allow shareowners to purchase additional company shares, generally at a discount to the current market price, prior to a set expiration date. As a result of exercising certain rights offerings, the Funds received warrants. Holders of warrants have the right to purchase additional securities directly from the issuer at a set exercise price, prior to a stated expiration date.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of May 31, 2018, by risk category are as follows:

Developing World Fund
Statement of Assets and Liabilities Location	Derivatives not designated as hedging instruments	Asset Derivatives
Investments in securities, at value	Warrants	$4,221
	Total	$4,221

Statement of Operations Effects

Developing World Fund
Derivatives not designated as hedging instruments	Realized Gain (Loss)	Changes in Unrealized Gain
Warrants	$-	$(2,788)
Total	$-	$(2,788)

The average monthly notional amount of warrants during the fiscal year ended May 31, 2018, was $92,571.

Investment concentration:
The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015 – 2017) or expected to be taken in the Funds' 2018 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

42	Annual Report	May 31, 2018

Notes To Financial Statements (continued)

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are as of fiscal year ended May 31, 2018, and have no effect on net assets or NAV per share.

	Income Fund	Growth Fund
Undistributed net income (loss)	$5,068	$-
Accumulated gains (losses)	$(5,068)	$-
Paid-in capital	$-	$-

	Developing World Fund	Participation Fund
Undistributed net income (loss)	$(10,339)	$-
Accumulated gains (losses)	$10,339	$-
Paid-in capital	$-	$-

Distributions to shareowners:
For the Amana Participation Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, dividends to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Dividend income is recognized on the ex-dividend date, and sukuk income is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

Note 3 – Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital provides investment advisory services and certain other administrative services and facilities required to conduct Trust business. Prior to January 1, 2018, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each paid an advisory and administration fee of 0.95% on the first $500 million of a Fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. Beginning January 1, 2018, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each pay a lower advisory and administration fee of 0.85% on the first $1 billion of a Fund's average daily net assets, 0.75% on the next $1 billion, and 0.65% on assets over $2 billion. The Amana Participation Fund pays an advisory and administration fee of 0.50% annually of the average daily net assets. For the fiscal year ended May 31, 2018, the Funds paid the following advisory fees to Saturna Capital:

Advisory fees
Income Fund	$11,597,627
Growth Fund	$13,564,420
Developing World Fund	$282,925
Participation Fund	$250,321

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust for which each class of a Fund pays $0.25 per active account per month for each Fund other than the Participation Fund. For the fiscal year ended May 31, 2018, the Funds paid the following transfer agent fees to Saturna Capital:

Transfer agent fees
Income Fund Investor Shares (AMANX)	$14,991
Income Fund Institutional Shares (AMINX)	$15,452
Growth Fund Investor Shares (AMAGX)	$19,616
Growth Fund Institutional Shares (AMIGX)	$18,730
Developing World Fund Investor Shares (AMDWX)	$2,755
Developing World Fund Institutional Shares (AMIDX)	$3,106
Participation Fund Investor Shares (AMAPX)	n/a
Participation Fund Institutional Shares (AMIPX)	n/a

Annual Report	May 31, 2018	43

Notes To Financial Statements (continued)

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average daily net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal year ended May 31, 2018, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) fees
Income Fund Investor Shares (AMANX)	$2,377,788
Income Fund Institutional Shares (AMINX)	n/a
Growth Fund Investor Shares (AMAGX)	$2,830,976
Growth Fund Institutional Shares (AMIGX)	n/a
Developing World Fund Investor Shares (AMDWX)	$37,701
Developing World Fund Institutional Shares (AMIDX)	n/a
Participation Fund Investor Shares (AMAPX)	$35,917
Participation Fund Institutional Shares (AMIPX)	n/a

For the fiscal year ended May 31, 2018, Saturna Capital spent an additional $3,123,019 of its own resources, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect equity portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal year ended May 31, 2018, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees
Income Fund Investor Shares (AMANX)	$119
Income Fund Institutional Shares (AMINX)	$47,292
Growth Fund Investor Shares (AMAGX)	$226
Growth Fund Institutional Shares (AMIGX)	$60,654
Developing World Fund Investor Shares (AMDWX)	$32
Developing World Fund Institutional Shares (AMIDX)	$12,205
Participation Fund Investor Shares (AMAPX)	$31
Participation Fund Institutional Shares (AMIPX)	$3,129

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal year ended May 31, 2018, the Funds paid trustee compensation expenses of $63,000, which is included in the $75,007 of total expenses paid for the independent Trustees.

On May 31, 2018, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates' ownership
Income Fund Investor Shares (AMANX)	0.05%
Income Fund Institutional Shares (AMINX)	1.27%
Growth Fund Investor Shares (AMAGX)	0.02%
Growth Fund Institutional Shares (AMIGX)	1.45%
Developing World Fund Investor Shares (AMDWX)	1.85%
Developing World Fund Institutional Shares (AMIDX)	16.16%
Participation Fund Investor Shares (AMAPX)	0.38%
Participation Fund Institutional Shares (AMIPX)	9.07%

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended May 31, 2018, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Income Fund	$44,751
Growth Fund	$53,084
Developing World Fund	$941
Participation Fund	$1,224

Note 4 – Distributions to Shareowners

The tax characteristics of distributions paid for the year ended May 31, 2018, and the fiscal year ended May 31, 2017, were as follows:

Income Fund	May 31, 2018	May 31, 2017
Ordinary income	$16,798,544	$17,509,491
Long-term capital gain¹	$64,192,214	$34,223,714

Growth Fund	May 31, 2018	May 31, 2017
Ordinary income²	$8,649,304	$10,418,785
Long-term capital gain¹	$158,323,452	$171,962,844

Developing World Fund	May 31, 2018	May 31, 2017
Ordinary income²	$69,708	$119,607

Participation Fund	May 31, 2018	May 31, 2017
Ordinary income	$1,188,044	$629,641

¹ Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

² By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

44	Annual Report	May 31, 2018

Notes To Financial Statements (continued)

Note 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2018, were as follows:

	Income Fund	Growth Fund
Cost of investments	$515,588,468	$489,723,139
Gross unrealized appreciation	$754,475,365	$1,171,775,221
Gross unrealized depreciation	$(3,349,254)	$-
Net unrealized appreciation	$751,126,111	$1,171,775,221

	Developing World Fund	Participation Fund
Cost of investments	$22,402,701	$61,920,377
Gross unrealized appreciation	$5,943,391	$4,674
Gross unrealized depreciation	$(2,199,441)	$(1,557,295)
Net unrealized appreciation (depreciation)	$3,743,950	$(1,552,621)

As of May 31 2018, the components of distributable earnings on a tax basis were as follows:

Income Fund
Undistributed ordinary income	$76,167
Accumulated capital gains	$44,710,376
Tax accumulated earnings	$44,786,543
Unrealized appreciation	$751,126,111
Total accumulated earnings	$795,912,654

Growth Fund
Undistributed ordinary income	$4,194,241
Accumulated capital gains	$44,468,795
Tax accumulated earnings	$48,663,036
Unrealized appreciation	$1,171,775,221
Total accumulated earnings	$1,220,438,257

Developing World Fund
Undistributed ordinary income	$60,893
Tax accumulated earnings	$60,893
Accumulated capital and other losses	$(5,410,491)
Unrealized appreciation	$3,743,950
Other unrealized gains	$250
Total accumulated losses	$(1,605,398)

Participation Fund
Accumulated capital and other losses	$(4,840)
Unrealized depreciation	$(1,552,621)
Total accumulated earnings	$1,557,461

At May 31, 2018, the Funds had the following capital loss carryforwards and loss deferrals, subject to regulation. Prior to their expiration, loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund	Participation Fund
Capital loss carryforwards expiring 2019	$-	$-	$19,458	$-
Short-term loss carryforwards no expiration	$-	$-	$1,057,675	$2,811
Long-term loss carryforwards no expiration	$-	$-	$4,276,008	$-
Total capital loss carryforwards	$-	$-	$5,353,141	$2,811
Post-October loss deferral¹	$-	$-	$47,143	$2,029
Late-year loss deferral²	$-	$-	$10,207	$-

¹ Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

² Net ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

Note 6 – Investments

During the fiscal year ended May 31, 2018, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales
Income Fund	$9,199,899	$133,036,703
Growth Fund	$-	$112,647,150
Developing World Fund	$7,707,755	$4,967,608
Participation Fund	$28,670,704	$3,260,000

Note 7 – Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. For the fiscal year ended May 31, 2018, such reductions were as follows:

Custodian Fee Credits
Income Fund	$67,028
Growth Fund	$80,913
Developing World Fund	$14,793
Participation Fund	$9,268

Note 8 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Annual Report	May 31, 2018	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Amana Income Fund, the Amana Growth Fund, the Amana Developing World Fund and the Amana Participation Fund (the "Funds"), each a series of Amana Mutual Funds Trust (the "Trust"), including the schedules of investments, as of May 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, except for the Amana Participation Fund in which the financial highlights are for each of the two years in the period then ended and for the period September 28, 2015 (commencement of operations) to May 31, 2016, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the US federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
July 26, 2018

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

46	Annual Report	May 31, 2018

Expenses

(unaudited)

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. There are no redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples
The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 to May 31, 2018).

Actual Expenses
The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes
The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2017]	Ending Account Value [May 31, 2018]	Expenses Paid During Period	Annualized Expense Ratio
Income Fund
Investor Shares (AMANX), Actual	$1,000.00	$972.70	$5.45	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.58	1.11%
Institutional Shares (AMINX), Actual	$1,000.00	$973.80	$4.28	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.38	0.87%

Growth Fund
Investor Shares (AMAGX), Actual	$1,000.00	$1,041.20	$5.51	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.53	$5.45	1.08%
Institutional Shares (AMIGX), Actual	$1,000.00	$1,042.60	$4.31	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.26	0.85%

Developing World Fund
Investor Shares (AMDWX), Actual	$1,000.00	$968.10	$6.17	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.66	$6.33	1.26%
Institutional Shares (AMIDX), Actual	$1,000.00	$969.00	$5.35	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49	1.09%

Participation Fund
Investor Shares (AMAPX), Actual	$1,000.00	$987.40	$3.93	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	$4.00	0.79%
Institutional Shares (AMIPX), Actual	$1,000.00	$987.60	$2.72	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19	$2.77	0.55%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2017, through May 31, 2018), multiplied by the average account value over the period, multiplied by 182/365 to reflect the semi-annual period.

Annual Report	May 31, 2018	47

Trustees and Officers

(unaudited)
Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorshipsheld by Trustee
INDEPENDENT TRUSTEES
(photo omitted)	M. Yaqub Mirza, PhD (71) 1300 N. State Street Bellingham, WA 98225

Chairman (since 2014);
Independent Trustee (since 2009);
Vice Chairman (2009 to 2014);
Independent Trustee (1987 to 2003);
Chairman (2000 to 2003);
Executive Committee (Chairman);
Audit and Compliance Committee;

Four

			CEO, Sterling Management Group, Inc. (financial services)	None
(photo omitted)	Iqbal J. Unus, PhD (74) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 1989); Governance, Compensation and Nominations Committee (Chairman); Four	Adviser, The Fairfax Institute at the International Institute of Islamic Thought	None
(photo omitted)	Miles K. Davis, PhD (58) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2008); Executive Committee; Audit and Compliance Committee; Four

President, Linfield College

Former Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business,
Shenandoah University;

Former Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University

None
(photo omitted)	Ronald H. Fielding MA, MBA, CFA (69) 1300 N. State Street Bellingham, WA 98225	Independent Trustee¹ (since 2012); Audit and Compliance Committee (Chairman, Financial Expert); Thirteen	Director, ICI Mutual Insurance Company	Saturna Investment Trust

(photo omitted)	Nicholas F. Kaiser, MBA, CFA (72) 1300 N. State Street Bellingham, WA 98225	President, Trustee (since 1989); Executive Committee; Governance, Compensation and Nominations Committee; Four	Chairman, Saturna Capital Corporation (the Trust's investment adviser); Chairman, Saturna Trust Company Former Director, Saturna Brokerage Services	None

48	Annual Report	May 31, 2018

Trustees and Officers (continued)

(unaudited)
Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorshipsheld by Trustee
OFFICERS WHO ARE NOT TRUSTEES
(photo omitted)	Jane Carten MBA (43) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2012); N/A	President, Chief Executive Officer, and Director, Saturna Capital Corporation; President and Director, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A
(photo omitted)	Christopher R. Fankhauser (46) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A	Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A
(photo omitted)	Michael E. Lewis (56) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds.	N/A
(photo omitted)	Jacob A. Stewart (37) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer¹ (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services; Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A
(photo omitted)	Nicole Trudeau (39) 1300 N. State Street Bellingham, WA 98225	Secretary¹ (since 2018); N/A	Chief Legal Officer, Saturna Capital Corporation Counsel, Simpson Thacher & Bartlett LLP; Partner, Stradley Ronon Stevens & Young LLP; Partner, K&L Gates LLP	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, retirement, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana's Statement of Additional Information, available without charge by calling Saturna Capital Corporation at 1-800-728-8762, includes additional information about Trustees.

On May 31, 2018, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates' ownership
Income Fund Investor Shares (AMANX)	0.05%
Income Fund Institutional Shares (AMINX)	1.27%
Growth Fund Investor Shares (AMAGX)	0.02%
Growth Fund Institutional Shares (AMIGX)	1.45%
Developing World Fund Investor Shares (AMDWX)	1.85%
Developing World Fund Institutional Shares (AMIDX)	16.16%
Participation Fund Investor Shares (AMAPX)	0.38%
Participation Fund Institutional Shares (AMIPX)	9.07%

During the year ended May 31, 2018, the Independent Trustees were each paid by the Trust: (1) $8,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $500 per quarter for serving as chairman of the board or any committee. As of May 31, 2018, all Trustees owned shares in one or more Amana Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Income and Growth Fund portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month the Amana Income or Growth Fund portfolios earn a 4 or 5 star rating from Morningstar (see pages 6 and 7). The officers are paid by Saturna Capital and not the Trust. As of May 31, 2018, all Saturna Capital employees listed above as officers owned shares in one or more of the Amana funds, with Mr. Kaiser owning (directly or indirectly) over $15 million.

¹ Holds the same position with Saturna Investment Trust.

Annual Report	May 31, 2018	49

Except for this legend, this page has been left blank intentionally.

50	Annual Report	May 31, 2018

Availability of Quarterly Portfolio Information

(1) The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report	May 31, 2018	51

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

(graphic omitted)

Saturna Capital
1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
www.amanafunds.com

	Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
	Custodian	Bank of New York Mellon Brooklyn, NY
	Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
	Legal Counsel	K & L Gates LLP Washington, DC
♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

2. Code of Ethics

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at https://www.saturna.com/code-ethics

3. Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust shall have at least one audit committee financial expert serving on its Audit & Compliance Committee.

(a)(2) Mr. Ron Fielding, independent Trustee (as defined for investment companies), presently serves as financial expert.

4. Principal Accountant Fees and Services

(a) Audit Fees

For the fiscal years ending May 31, 2018, and 2017, the aggregate audit fees billed for professional services rendered by the principal accountant were $88,000 and $88,000, respectively.

(b) Audit-Related Fees

There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2018, and 2017.

(c) Tax Fees

For the fiscal years ending May 31, 2018, and 2017, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $14,400 and $14,400 respectively.

(d) All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2018, and 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Amana Mutual Funds Trust Audit & Compliance Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services

One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended May 31, 2018, and 2017 were:

	Fiscal Year Ended
	May 2018	May 2017
All other fees:	$14,400	$14,400

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended May 31, 2018, and 2017 were:

Fiscal Year Ended
	May 2018	May 2017
All other fees:	None	None

(h) Registrant's Audit Committee

The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

5. Audit Committee of Listed Registrants

Not applicable.

6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

10. Submission of Matters to a Vote of Security Holders

Not applicable.

11. Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 4, 2018 Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

August 17, 2018
Date

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

August 17, 2018
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

August 17, 2018
Date

# # #